As filed with the U.S. Securities and Exchange Commission on March 10, 2006

Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.

(Check appropriate box or boxes)

MORGAN STANLEY UTILITIES FUND

(Exact Name of Registrant as Specified in Charter)

1221 Avenue of the Americas
New York, New York 10020

(Address of Principal Executive Offices: (Number, Street, City, State, Zip Code))

(800) 869-6397

(Area Code and Telephone Number)

Amy R. Doberman, Esq.
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Stuart M. Strauss, Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019

Approximate Date of Proposed Public Offering:     As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of common shares of beneficial interest of Morgan Stanley Utilities Fund have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

MORGAN STANLEY GLOBAL UTILITIES FUND

1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 17, 2006

To the Shareholders of Morgan Stanley Global Utilities Fund

Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Global Utilities Fund (‘‘Global Utilities’’) to be held in Room     ,   Floor, 1221 Avenue of the Americas, New York, NY 10020, at    a.m., New York time, on July 17, 2006, and any adjournments thereof (the ‘‘Meeting’’), for the following purposes:

1.	To consider and vote upon an Agreement and Plan of Reorganization, dated , 2006 (the ‘‘Reorganization Agreement’’), between Global Utilities and Morgan Stanley Utilities Fund (‘‘Utilities’’), pursuant to which substantially all of the assets of Global Utilities would be combined with those of Utilities and shareholders of Global Utilities would become shareholders of Utilities receiving shares of Utilities with a value equal to the value of their holdings in Global Utilities (the ‘‘Reorganization’’); and

2.	To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on April 7, 2006 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your Proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement), you may do so in lieu of attending the Meeting in person. The Board of Trustees of Global Utilities recommends you vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,
MARY E. MULLIN, Secretary

[May 5], 2006

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions on their proxy cards or on the enclosed Voting Information Card.

MORGAN STANLEY UTILITIES FUND

1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

Acquisition of the Assets of
Morgan Stanley Global Utilities Fund

By and in Exchange for Shares of
Morgan Stanley Utilities Fund

This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Global Utilities Fund (‘‘Global Utilities’’) in connection with an Agreement and Plan of Reorganization, dated                     , 2006 (the ‘‘Reorganization Agreement’’), pursuant to which substantially all the assets of Global Utilities will be combined with those of Morgan Stanley Utilities Fund (‘‘Utilities’’) in exchange for shares of Utilities (the ‘‘Reorganization’’). As a result of this transaction, shareholders of Global Utilities will become shareholders of Utilities and will receive shares of Utilities with a value equal to the value of their holdings in Global Utilities. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Global Utilities and Utilities, attached hereto as Exhibit A. The address of Global Utilities is that of Utilities set forth above. This Proxy Statement also constitutes a Prospectus of Utilities, which is dated April 29, 2005, filed by Utilities with the Securities and Exchange Commission (the ‘‘Commission’’) as part of its Registration Statement on Form N-14 (the ‘‘Registration Statement’’).

Utilities is an open-end management investment company whose investment objective is to seek to provide both capital appreciation and current income. Utilities will normally invest at least 80% of its assets in common stock and other equity securities (including depositary receipts) and investment grade fixed-income securities (including asset-backed securities and zero-coupon securities) of companies that are engaged in the utilities industry.

This Proxy Statement and Prospectus sets forth concisely information about Utilities that shareholders of Global Utilities should know before voting on the Reorganization Agreement. A copy of the Prospectus for Utilities dated April 29, 2005, as supplemented, [will be] attached as Exhibit B and [to be incorporated herein by reference]. Also enclosed and be incorporated herein by reference is the Utilities' Annual Report for the fiscal year ended December 31, 2005. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated [May 5], 2006, has been filed with the Commission and is also incorporated herein by reference. Also [to be incorporated herein by reference] is the Global Utilities' Prospectus, dated June 30, 2005, as supplemented, and its Annual Report for its fiscal year ended February 28, 2005, and its succeeding Semi-Annual Report for the six-months ended August 31, 2005. Such documents, as well as additional information about Utilities, have been filed with the Commission and are available upon request without charge by calling (800) 869-NEWS (toll-free) or by visiting the Commission's website at www.sec.gov.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

These Securities have not been approved or disapproved by the Securities and Exchange Commission or any State Securities Commission, nor has the Securities and Exchange Commission or any State Securities Commission passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus is dated [May 5], 2006.

TABLE OF CONTENTS
PROXY STATEMENT AND PROSPECTUS

i

MORGAN STANLEY GLOBAL UTILITIES FUND
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

PROXY STATEMENT AND PROSPECTUS

Special Meeting of Shareholders
to be Held July 17, 2006

INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Global Utilities Fund (‘‘Global Utilities’’), an open-end management investment company, in connection with the solicitation by the Board of Trustees of Global Utilities (the ‘‘Board’’) of proxies to be used at the Special Meeting of Shareholders of Global Utilities to be held in Room   ,    Floor, 1221 Avenue of the Americas, New York, NY 10020, at    a.m., New York time, on July 17, 2006, and any adjournments thereof (the ‘‘Meeting’’). It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about [May 5], 2006.

At the Meeting, Global Utilities shareholders (‘‘Shareholders’’) will consider and vote upon an Agreement and Plan of Reorganization, dated                     , 2006 (the ‘‘Reorganization Agreement’’), between Global Utilities and Morgan Stanley Utilities Fund (‘‘Utilities’’), pursuant to which substantially all of the assets of Global Utilities will be combined with those of Utilities in exchange for shares of Utilities. As a result of this transaction, Shareholders will become shareholders of Utilities and will receive shares of Utilities equal to the value of their holdings in Global Utilities on the date of such transaction (the ‘‘Reorganization’’). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Utilities that corresponds to the class of shares of Global Utilities currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Global Utilities will receive Class A, Class B, Class C and Class D shares of Utilities, respectively. The shares to be issued by Utilities pursuant to the Reorganization (the ‘‘Utilities Shares’’) will be issued at net asset value without an initial sales charge. Further information relating to Utilities is set forth herein and in Utilities' current Prospectus, dated April 29, 2005, as supplemented (‘‘Utilities' Prospectus’’), attached to this Proxy Statement and Prospectus as Exhibit B and [to be incorporated herein by reference].

The information concerning Global Utilities and Utilities contained herein has been supplied by Global Utilities and Utilities, respectively. Each of Global Utilities and Utilities is referred to herein as a ‘‘Fund.’’

Record Date; Share Information

The Board has fixed the close of business on April 7, 2006 as the record date (the ‘‘Record Date’’) for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were        shares of Global Utilities issued and outstanding. Shareholders on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. Shareholders of each class will vote together as a single class in connection with the Reorganization Agreement. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of each of the Funds as of the Record Date:

Name and Address of Global Utilities Shareholder	Number of Shares	Percentage of Outstanding Shares
[TO BE PROVIDED]
Class A
Class B
Class C
Class D

Name and Address of Utilities Shareholder	Number of Shares	Percentage of Outstanding Shares
[TO BE PROVIDED]
Class A
Class B
Class C
Class D

[As of the Record Date, the trustees and officers of Global Utilities and Utilities, each as a group, owned less than 1% of the outstanding shares of Global Utilities.]

Proxies

The enclosed form of Proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The Proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker ‘‘non-votes’’ will not count as votes in favor of the Reorganization Agreement, and broker ‘‘non-votes’’ will not be deemed to be present at the Meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker ‘‘non-votes’’ are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a Proxy but fails to indicate how the votes should be cast, the Proxy will be voted in favor of the Reorganization Agreement. The Proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Global Utilities, 1221 Avenue of the Americas, New York, NY 10020; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new Proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a Proxy.

In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Global Utilities present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement. Abstentions and, if applicable, broker ‘‘non-votes’’ will not be counted for purposes of approving an adjournment.

Expenses of Solicitation

All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Global Utilities, which expenses are expected to approximate $245,981. Global Utilities and Utilities will bear all of their respective other expenses associated with the Reorganization.

The solicitation of Proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of Global Utilities or officers and regular employees of Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’), Morgan Stanley Trust (the ‘‘Transfer Agent’’), Morgan Stanley Services Company Inc. and/or Morgan Stanley DW Inc. (‘‘Morgan Stanley DW’’), without special compensation therefor. As described below, Global Utilities will employ Computershare Fund Services (‘‘Computershare’’) to make telephone calls to Shareholders to remind them to vote. In addition, Global Utilities may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. In the event of a solicitation by Computershare, Global Utilities would pay the solicitor a project advisory fee not to exceed $3,000 and the expenses outlined below.

Shareholders will be able to vote their shares by touchtone telephone or by the Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions.

In certain instances the Transfer Agent and Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. Global Utilities has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, Shareholders will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or the Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to recorded telephone calls by Computershare reminding Shareholders to vote, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by Computershare, approximate additional expenses of $3.75 per telephone vote transacted and $2.75 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, which would be borne by Global Utilities.

Vote Required

Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Global Utilities represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Global Utilities will continue in existence and the Board will consider alternative actions.

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, Utilities' Prospectus, which is attached to this Proxy Statement as Exhibit B and [to be incorporated herein by reference].

The Reorganization

The Reorganization Agreement provides for the transfer of substantially all the assets of Global Utilities, subject to stated liabilities, to Utilities in exchange for the Utilities Shares. The aggregate net asset value of the Utilities Shares issued in the exchange will equal the aggregate value of the net assets of Global Utilities received by Utilities. On or after the closing date scheduled for the Reorganization (the ‘‘Closing Date’’), Global Utilities will distribute the Utilities Shares received by Global Utilities to Shareholders as of the Valuation Date (as defined below) in complete liquidation of Global Utilities, and Global Utilities will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Utilities Shares equal in value to such Shareholder's pro rata interest in the net assets of Global Utilities transferred to Utilities. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Utilities that corresponds to the class of shares of Global Utilities currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Global Utilities will become a holder of Class A, Class B, Class C and Class D shares of Utilities, respectively. Shareholders holding their shares of Global Utilities in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their Utilities Shares; however, such Shareholders will not be able to redeem, transfer or exchange the Utilities shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization. In addition, to ensure that the existing Class B shareholders of Utilities are not adversely affected by an increase in 12b-1 fees, a new Class Q of the Combined Fund will be created and all existing Class B shares of Utilities will be migrated into the new Class Q at the time of the Reorganization. The ‘‘Valuation Date’’ is the third business day following the receipt of the requisite approval by the Shareholders of the Reorganization Agreement or at such other time as Global Utilities and Utilities may agree, on which date the number of Utilities shares to be delivered to Global Utilities will be determined.

At least one but not more than 20 business days prior to the Valuation Date, Global Utilities will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders substantially all of Global Utilities' investment company taxable income for all periods since the inception of Global Utilities through and including the Valuation Date (computed without regard to any dividends paid deduction), and substantially all of Global Utilities' net capital gain, if any, realized in such periods (after reduction for any capital loss carryovers).

For the reasons set forth below under ‘‘The Reorganization — The Board's Considerations,’’ the Board, including the trustees who are not ‘‘interested persons’’ of Global Utilities (‘‘Independent Trustees’’), as that term is defined in the 1940 Act, has concluded that the Reorganization is in the best interests of Global Utilities and its Shareholders and recommends approval of the Reorganization Agreement.

Past Performance

Global Utilities.    The bar chart and table below provide some indication of the risks of investing in Global Utilities. Global Utilities' past performance (before and after taxes) does not indicate how Global Utilities will perform in the future. This chart shows how the performance of Global Utilities' Class B shares has varied from year to year over the past 10 calendar years.

Annual Total Returns—Calendar Years

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2006 was       %.

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.69% (quarter ended March 31, 1998) and the lowest return for a calendar quarter was –18.32% (quarter ended September 30, 2002).

This table compares Global Utilities average annual total returns with those of an index that represents a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. Global Utilities' returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

Average Annual Total Returns (as of December 31, 2005)

	Past 1 Year	Past 5 Years	Past 10 Years	Life of Fund*
Class A1—Return Before Taxes	8.72%	−0.86%	—	7.71%
MSCI World Index[2]	9.49%	2.18%	—	4.44%[5]
Lipper Utility Funds Index[3]	15.01%	1.04%	—	7.13%
Class B1—Return Before Taxes	8.96%	−0.91%	9.13%	—
Return After Taxes on Distributions[4]	8.84%	–1.44%	7.81%	—
Return After Taxes on Distributions and Sale of Fund Shares	5.82%	–1.05%	7.50%	—
MSCI World Index[2]	9.49%	2.18%	7.04%	—
Lipper Utility Funds Index[3]	15.01%	1.04%	7.86%	—
Class C1—Return Before Taxes	12.98%	–0.49%	—	7.62%
MSCI World Index[2]	9.49%	2.18%	—	4.44%[5]
Lipper Utility Funds Index[3]	15.01%	1.04%	—	7.13%
Class D1—Return Before Taxes	15.09%	0.46%	—	8.69%
MSCI World Index[2]	9.49%	2.18%	—	4.44%[5]
Lipper Utility Funds Index[3]	15.01%	1.04%	—	7.13%

*	Only shown for share classes with less than a ten-year history.

(1)	Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on May 31, 1994.

(2)	The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)	The Lipper Utility Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Utility Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index.

(4)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(5)	For the period July 31, 1997 through December 31, 2005.

Included in the table above are the after-tax returns for Global Utilities' Class B shares. The after-tax returns for Global Utilities' other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold Global Utilities' shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Global Utilities' shares been sold at the end of the relevant periods, as applicable.

Utilities.    The bar chart and table below provide some indication of the risks of investing in Utilities. Utilities' past performance (before and after taxes) does not indicate how Utilities' will perform in the future. This chart shows how the performance of Utilities' Class B shares has varied from year to year over the past 10 calendar years.

Annual Total Returns—Calendar Years

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2006 was       %.

During the periods shown in the bar chart, the highest return for a calendar quarter was 14.72% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was –16.56% (quarter ended September 30, 2002).

This table compares Utilities' average annual total returns with those of an index that represents a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. Utilities' returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

Average Annual Total Returns (as of December 31, 2005)

	Past 1 Year	Past 5 Years	Past 10 Years	Life of Fund*
Class A1—Return Before Taxes	9.08%	−0.69%	—	6.26%
S&P 500® Index[2]	4.91%	0.55%	—	5.07%
Lipper Utility Funds Index[3]	15.01%	1.04%	—	7.13%
Class B1,**—Return Before Taxes	10.22%	−0.27%	6.58%	—
Return After Taxes on Distributions[4]	8.57%	–1.56%	4.78%	—
Return After Taxes on Distributions and Sale of Fund Shares	7.56%	–0.79%	4.87%	—
S&P 500® Index[2]	4.91%	0.55%	9.07%	—
Lipper Utility Funds Index[3]	15.01%	1.04%	7.86%	—
Class C1—Return Before Taxes	13.35%	–0.35%	—	6.14%
S&P 500® Index[2]	4.91%	0.55%	—	5.07%
Lipper Utility Funds Index[3]	15.01%	1.04%	—	7.13%
Class D1—Return Before Taxes	15.34%	0.62%	—	7.19%
S&P 500® Index[2]	4.91%	0.55%	—	5.07%
Lipper Utility Funds Index[3]	15.01%	1.04%	—	7.13%

*	Only shown for share classes with less than a ten-year history.

**	Because Class B shares incurred lower expenses under the Rule 12b-1 Plan of Distribution than did Class A shares for the fiscal period ended October 31, 2005, the total operating expense ratio for Class B shares was lower and, as a result, the performance of Class B shares was higher than that of the Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the Rule 12b-1 Plan of Distribution are higher than those payable by Class A shares.

(1)	Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on April 29, 1988.

(2)	The Standard and Poor's 500® Index (S&P 500® Index) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)	The Lipper Utility Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Utility Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index.

(4)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

Included in the table above are the after-tax returns for Utilities' Class B shares. The after-tax returns for the Utilities' other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Utilities' shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Utilities' shares been sold at the end of the relevant periods, as applicable.

Fee Table

The following table briefly describes the fees and expenses that a shareholder of Global Utilities and Utilities may pay if they buy and hold shares of each respective Fund. These expenses are deducted from each respective Fund's assets and are based on expenses paid by Global Utilities for its fiscal year ended February 28, 2005, and by Utilities for its fiscal year ended December 31, 2005. Global Utilities and Utilities each pays expenses for management of its assets, distribution of its shares and other services, and those expenses are reflected in the net asset value per share of each Fund. The table also sets forth pro forma fees for the surviving combined fund (Utilities) (the ‘‘Combined Fund’’) reflecting what the fee schedule would have been on December 31, 2005 if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees (fees paid directly from a shareholder's investment)	Global Utilities	Utilities	Pro Forma Combined Fund
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Class A	5.25%(1)	5.25%(1)	5.25%(1)
Class B**	none	none	none
Class C	none	none	none
Class D	none	none	none
Class Q**	N/A	N/A	none
Maximum Deferred Sales Charge (Load) (as a percentage based on the lesser of the offering price or net asset value at redemption)
Class A	none(2)	none(2)	none(2)
Class B**	5.00%(3)	5.00%(3)	5.00%(3)
Class C	1.00%(4)	1.00%(4)	1.00%(4)
Class D	none	none	none
Class Q**	N/A	N/A	5.00%
Redemption Fees(5)
Class A	2.00%	2.00%	2.00%
Class B**	2.00%	2.00%	2.00%
Class C	2.00%	2.00%	2.00%
Class D	2.00%	2.00%	2.00%
Class Q**	N/A	N/A	2.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets)	Global Utilities	Utilities	Pro Forma Combined Fund
Advisory Fees*
Class A	0.57%	0.53%	0.51%
Class B**	0.57%	0.53%	0.51%
Class C	0.57%	0.53%	0.51%
Class D	0.57%	0.53%	0.51%
Class Q**	N/A	N/A	0.51%
Distribution and Service (12b-1) Fees(7)
Class A	0.24%	0.25%	0.25%
Class B**	1.00%	0.16%	1.00%
Class C	0.97%	0.93%	0.95	%(8)
Class D	none	none	none
Class Q**	N/A	N/A	0.16%
Other Expenses*
Class A	0.35%	0.25%	0.26%
Class B**	0.35%	0.25%	0.26%
Class C	0.35%	0.25%	0.26%
Class D	0.35%	0.25%	0.26%
Class Q**	N/A	N/A	0.26%
Total Annual Fund Operating Expenses
Class A	1.16%	1.03%	1.02%
Class B**	1.92%	0.94%	1.77%
Class C	1.89%	1.71%	1.72	%(8)
Class D	0.92%	0.78%	0.77%
Class Q**	N/A	N/A	0.93%

Example

To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The example assumes that an investor invests $10,000 in either Global Utilities, Utilities or the Combined Fund, that the investment has a 5% return each year and that the operating expenses for each Fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

If a Shareholder SOLD His Shares:

	1 year	3 years	5 years	10 years
Global Utilities
Class A	$637	$874	$1,130	$1,860
Class B	$695	$903	$1,237	$2,243
Class C	$292	$594	$1,021	$2,212
Class D	$94	$293	$509	$1,131
Utilities
Class A	$625	$836	$1,064	$1,718
Class B	$596	$600	$720	$1,155
Class C	$274	$539	$928	$2,019
Class D	$80	$249	$433	$966
Pro Forma Combined Fund
Class A	$624	$833	$1,059	$1,707
Class B	$680	$857	$1,159	$1,844
Class C	$275	$542	$933	$2,030
Class D	$79	$246	$428	$954
Class Q**	$95	$296	$515	$1,143

If a Shareholder HELD His Shares:

	1 year	3 years	5 years	10 years
Global Utilities
Class A	$637	$874	$1,130	$1,860
Class B	$195	$603	$1,037	$2,243
Class C	$192	$594	$1,021	$2,212
Class D	$94	$293	$509	$1,131
Utilities
Class A	$625	$836	$1,064	$1,718
Class B	$96	$300	$520	$1,155
Class C	$174	$539	$928	$2,019
Class D	$80	$249	$433	$966
Pro Forma Combined Fund
Class A	$624	$833	$1,059	$1,707
Class B	$180	$557	$959	$1,844
Class C	$175	$542	$933	$2,030
Class D	$79	$246	$428	$954
Class Q**	$95	$296	$515	$1,143

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

*	Expense information for Global Utilities has been restated to reflect current fees in effect since November 1, 2004.

**	To ensure that the existing Class B shareholders of Utilities are not adversely affected by an increase in 12b-1 fees, Class B shareholders of Utilities will be moved into a newly created Class Q Shares of the Combined Fund upon the completion of the Reorganization. Class Q shares will be closed to new investments (excluding dividend reinvestments) and the current Utilities Class B shareholders will not have the option of purchasing additional Class Q shares after the completion of the Reorganization, but instead would be offered Class B Shares of the Combined Fund. In the event that the Reorganization is not approved by shareholders, current Utilities Class B shareholders will retain their interests in Class B shares.

(1)	Reduced for purchases of $25,000 and over (see ‘‘Share Class Arrangements — Class A Shares’’ in each Fund's Prospectus).

(2)	Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge (‘‘CDSC’’) of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances (see ‘‘Purchases, Exchanges and Redemptions’’ below and ‘‘Share Class Arrangements — Class A Shares’’ in each Fund's Prospectus).

(3)	The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. (See ‘‘Purchases, Exchanges and Redemptions’’ below and ‘‘Share Class Arrangements — Class B Shares’’ in each Fund's Prospectus).

(4)	Only applicable to redemptions made within one year after purchase (see ‘‘Purchases, Exchanges and Redemptions’’ below and ‘‘Share Class Arrangements — Class C Shares’’ in each Fund's Prospectus).

(5)	Payable to the Fund on shares redeemed within 30 days of purchase. The redemption fee is based on the redemption proceeds. See ‘‘Shareholder Information — How to Sell Shares’’ in each Fund's Prospectus for more information on redemption fees.

(6)	Pro forma expenses are calculated based on the assets of Utilities and Global Utilities as of December 31, 2005.

(7)	The Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively.

(8)	The Investment Adviser has agreed to cap the 12b-1 fee for the Class C shares of the Combined Fund at [ ]% for a period of two years following the consummation of the Reorganization. As a result, the net total annual Fund operating expenses following the Reorganization is expected to be reduced from [ ]% to [ ]%.

The purpose of the foregoing fee tables is to assist the shareholder in understanding the various costs and expenses that a shareholder in each Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see ‘‘Comparison of Global Utilities and Utilities — Investment Advisory and Distribution Plan Fees; Other Significant Fees; and Purchases, Exchanges and Redemptions’’ below.

Tax Consequences of the Reorganization

As a condition to the Reorganization, Global Utilities has requested an opinion of Clifford Chance US LLP to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Global Utilities, Utilities or their shareholders for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see ‘‘The Reorganization — Tax Aspects of the Reorganization’’ below.

Comparison of Global Utilities and Utilities

Investment Objectives and Policies. The investment objectives of both Global Utilities and Utilities are to seek both capital appreciation and current income. The principal differences between the Funds' investment policies are more fully described under ‘‘Comparison of Investment Objectives, Policies and Restrictions’’ below. The investment policies of both Global Utilities and Utilities are not fundamental and may be changed by their respective Board of Trustees; however, Utilities has adopted a fundamental policy to concentrate its assets in the utilities industry. A fundamental policy may not be changed without shareholder approval. Global Utilities has not adopted a fundamental policy to concentrate its assets in the utilities industry, but it historically has done so.

Global Utilities seeks to achieve its investment objectives by normally investing at least 80% of its assets in securities of companies from around the world that are primarily engaged in the utilities industry. These securities can include common stock and other equity securities (including preferred stock, convertible securities and depositary receipts), as well as investment grade fixed income securities (including zero coupon securities). Utilities seeks to achieve its investment objective by normally investing at least 80% of its assets in common stock and other equity securities (including depositary receipts) and investment grade fixed-income securities (including asset-backed securities and zero-coupon securities) of companies that are engaged in the utilities industry. Utilities may invest up to 25% of its net assets in foreign securities, including common stock and other equity securities (including depository receipts) and investment grade fixed-income securities. However, this percentage limitation does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange. Utilities may invest up to 10% of its assets in convertible securities, a portion of which may be rated below investment grade. With respect to each of Global Utilities and Utilities, a company will be considered to be in the utilities industry if it derives at least 50% of its revenues or earnings from the utilities industry or devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other areas: telecommunications, computers, gas and electric energy, water distribution, the Internet and Internet related services, and other new or emerging technologies. The companies may include traditionally regulated public utilities or fully or partially deregulated utility companies, as well as unregulated utility companies.

Investment Advisory and Distribution Plan Fees. Global Utilities and Utilities obtain advisory services from the Investment Adviser. Each class of both Funds' shares is subject to the same advisory fee rates applicable to the respective Fund.

For each Fund's most recent fiscal year end, each Fund paid the Investment Adviser monthly compensation calculated daily by applying the following annual rates to the Fund's average daily net assets:

Global Utilities (for the fiscal year ended February 28, 2005)	For the period from November 1, 2004 to February 28, 2005: 0.57% of the portion of the daily net assets not exceeding $500 million; 0.545% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.52% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.495% of the portion of the daily net assets exceeding $1.5 billion; and

For the period from March 1, 2004 to October 31, 2004: 0.65% of the portion of the daily net assets up to $500 million; 0.625% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.60% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.575% of the portion of the daily net assets exceeding $1.5 billion

Utilities (for the fiscal year ended December 31, 2005)	0.57% of the portion of daily net assets not exceeding $500 million; 0.47% of the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% of the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% of the portion of daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% of the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% of the portion of daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% of the portion of daily net assets exceeding $5 billion

Both Global Utilities and Utilities have adopted a distribution plan (together, the ‘‘Plan’’) pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, the Plan provides that the Funds will reimburse Morgan Stanley Distributors Inc. (the ‘‘Distributor’’) and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C shares of the Fund. Reimbursement for these expenses is made in monthly payments by each Fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.00% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, the Plans for Global Utilities and Utilities provide that the Fund will reimburse the Distributor and others for their actual distribution expenses incurred on behalf of Class B Shares and for unreimbursed distribution expenses a fee, the amount of which each monthly payment may in no event exceed an amount equal to payment at the annual rate of 1.00% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of Global Utilities or Utilities, as applicable (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Class B shares redeemed since Global Utilities' or Utilities' inception upon which a CDSC has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares. The 12b-1 fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each Fund's Class B shares. There are no 12b-1 fees applicable to each Fund's Class D shares. For further information relating to the 12b-1 fees applicable to each class of Utilities' shares, see the section entitled ‘‘Share Class Arrangements’’ in Utilities' Prospectus attached hereto. The Distributor also receives the proceeds of any CDSC paid by the Funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Global Utilities and Utilities are set forth below under ‘‘Purchases, Exchanges and Redemptions.’’

Currently, Class B shareholders of Utilities are charged a 12b-1 fee of only 0.16% because distribution expenses during the year were low and prior unreimbursed distribution expenses (as of December 31, 2005) were zero, resulting in a low distribution fee to be reimbursed by Utilities under the Plan. In contrast, as a result of Global Utilities' prior unreimbursed expense pool of $7,896,232 (as of February 28, 2005), it is expected that the Combined Fund will charge a 12b-1 fee of 1.00%. To ensure that Class B shareholders of Utilities are not adversely affected by an increase in 12b-1 fees, the Board has approved the creation of a new Class Q of the Combined Fund and all existing Class B shares of Utilities will be moved into the new Class Q upon completion of the Reorganization. Class Q will be closed to new investments (excluding dividend reinvestments) and the current CDSC schedule will be maintained. The current Utilities Class B shareholders will not have the option of purchasing additional Class Q shares after the completion of the Reorganization, but instead would be offered Class B shares of the Combined Fund. See "The Reorganization — The Board's Considerations."

Other Significant Fees. Both Global Utilities and Utilities pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See ‘‘Synopsis — Fee Table’’ above for the percentage of average net assets represented by such ‘‘Other Expenses.’’

Purchases, Exchanges and Redemptions. Class A shares of each Fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are generally subject to a CDSC of 1.00% on redemptions made within 18 months after the last day of the month of purchase (except for certain specific circumstances fully described in each Fund's Prospectus).

Class B shares of each Fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below:

Year Since Purchase Payment Made	Class B Shares of Global Utilities and Utilities
First	5.0%
Second	4.0%
Third	3.0%
Fourth	2.0%
Fifth	2.0%
Sixth	1.0%
Seventh and thereafter	None

Class C shares of each Fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on redemptions made within one year after the last day of the month of purchase. The CDSC may be waived for certain redemptions (which are fully described under the section ‘‘Share Class Arrangements’’ in each Fund's Prospectus).

Class D shares of each Fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

The CDSC is paid to the Distributor. Shares of Global Utilities and Utilities are distributed by the Distributor and offered by Morgan Stanley DW and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each class of shares of Global Utilities and Utilities, see the section entitled ‘‘Share Class Arrangements’’ in each Fund's Prospectus.

Shares of each class of Global Utilities and Utilities may be exchanged for shares of the same class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust (each, an ‘‘Exchange Fund’’), without the imposition of an exchange fee. An exchange of Fund shares held for less than 30 days from the date of purchase will be subject to the 2% redemption fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of the Utilities Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the Combined Fund.

Utilities shares distributed to Shareholders as a result of the Reorganization will not be subject to an initial sales charge.

With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. For purposes of calculating the holding period in determining any applicable CDSC upon redemption of shares received as a result of the Reorganization, any period during which the Shareholder held shares of a fund that charged a CDSC (e.g., Global Utilities) will be counted. During the period of time a Utilities or Global Utilities shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Global Utilities and Utilities provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Utilities, see the section entitled ‘‘How to Exchange Shares’’ in Utilities' Prospectus.

Shares of each Fund redeemed within 30 days of purchase will be subject to a 2% redemption fee, payable to such Fund. The redemption fee is designed to protect each Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time shares are redeemed or exchanged, the shares held the longest will be redeemed or exchanged first. The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries.

Shareholders of Global Utilities and Utilities may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Fund shares redeemed within 30 days of purchase will be subject to a 2% redemption fee, payable to the Fund. Both Global Utilities and Utilities offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within 35 days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Global Utilities and Utilities may redeem involuntarily, at net asset value, most accounts valued at less than $100.

Dividends. Each Fund declares dividends separately for each of its classes. Global Utilities pays dividends from net investment income semi-annually and Utilities pays such dividends quarterly. Each Fund usually distributes net capital gains, if any, in June and December. Each Fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each Fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the Fund at net asset value unless the shareholder elects to receive cash.

PRINCIPAL RISK FACTORS

The share price and return of Utilities and Global Utilities will fluctuate with changes in the market value of their respective portfolio securities. The market value of the Funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted. The principal risks associated with an investment in Utilities and Global Utilities are summarized below.

Common Stocks and Other Equity Securities. Both Funds invest in common stocks and other equity securities of companies primarily engaged in the utilities industry, including debt or preferred stocks convertible into common stocks and depositary receipts. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock and other equity security prices can fluctuate widely in response to these factors. This can especially be the case for fully or partially deregulated utility companies.

Utilities Industry. Each Fund's investments in the utilities industry are impacted by risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Fund, especially with respect to its investments in traditionally regulated public utilities and partially regulated utility companies. State and other regulators often monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies — regulated, fully or partially deregulated, and unregulated. For example, telecommunications companies have been affected by technological developments leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefited from the new competitive climate.

Certain utilities companies may incur unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment returns more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

Foreign Securities. Each Fund may invest in foreign securities (including depositary receipts) not traded in the United States on a national securities exchange. Investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of fund shares is quoted in U.S. dollars, the Funds generally convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Funds to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Funds' trades effected in those markets and could result in losses to a fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Fixed-Income Securities. Both Funds may invest in fixed-income securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Some of a Fund's investment grade securities may have speculative credit risk characteristics.

Asset-Backed Securities. Utilities may invest in asset-backed securities. Asset-backed securities involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Asset-backed securities also have risk characteristics similar to those of mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. As in the case of mortgage-backed securities, prepayments may increase during a period of declining interest rates although other factors, such as changes in power usage or alternative power generation, may also influence prepayment rates.

The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each Fund, see ‘‘Principal Risks’’ and ‘‘Additional Risk Information’’ in the Prospectus of Global Utilities and in Utilities' Prospectus, both of which are [to be incorporated herein by reference].

THE REORGANIZATION

The Proposal

The Board of Trustees of Global Utilities, including the Independent Trustees, having reviewed the financial position of Global Utilities and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Global Utilities and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Global Utilities.

The Board's Considerations

At a meeting held on February 6, 2006, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly Global Utilities' inability to gain assets as expected and the comparative expenses currently incurred in the operations of Global Utilities and Utilities. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies and restrictions of Global Utilities and Utilities; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Global Utilities and Utilities in connection with the Reorganization.

In recommending the Reorganization to Shareholders, the Board of Global Utilities considered that the Reorganization would have the following benefits to Shareholders:

1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the Combined Fund will be lower on a percentage basis than the expenses of each corresponding class of Global Utilities. The Board noted that the increase in the Combined Fund's net assets following the Reorganization would result in a lower advisory fee (as a percentage of assets) payable to the Investment Adviser. The Board also noted that Utilities' ‘‘Other Expenses’’ for its last fiscal year (0.25%) were lower than Global Utilities' ‘‘Other Expenses’’ for its last fiscal year (0.35%). The Board also considered that, upon completion of the Reorganization, the Investment Adviser has contractually agreed to cap the 12b-1 fee for the Class C Shares of the Combined Fund at [            ] for a period of two years following the consummation of the Reorganization in order to protect Class C shareholders of the Combined Fund from an increase in their expense ratio resulting from an increase in the 12b-1 fee. Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares.

2.    Shareholders would have continued participation in a fund that invests principally in the utilities industry.

3.    The Reorganization has been structured in a manner intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by Global Utilities, Utilities or their Shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

In light of the reduction in annual operating expenses and other potential benefits of the Reorganization, as well as the uncertainty regarding the extent to which any lost capital loss carryovers could have been utilized for the benefit of Global Utilities Shareholders (as set forth in greater detail herein under ‘‘The Reorganization — Tax Aspects of the Reorganization’’), the Board concluded that the Reorganization was in the best interests of the Shareholders, notwithstanding the potential loss of capital loss carryovers.

The Board of Trustees of Utilities, including a majority of the Independent Trustees of Utilities, also has determined that the Reorganization is in the best interests of Utilities and its shareholders and that the interests of existing shareholders of Utilities will not be diluted as a result thereof. The transaction will enable Utilities to acquire investment securities, which are consistent with Utilities' investment objective, without the brokerage costs attendant to the purchase of such securities in the market. In addition, the Board considered that to ensure that existing Class B shareholders of Utilities are not adversely affected by an increase in 12b-1 fees, the Investment Adviser will create the new Class Q shares into which all existing Class B shares will migrate upon the completion of the Reorganization. To ensure that the existing Class B shareholders of Utilities are not adversely affected by an increase in 12b-1 fees, Class B shareholders of Utilities will be moved into a newly created Class Q Shares of the Combined Fund upon the completion of the Reorganization. Class Q shares will be closed to new investments (excluding dividend reinvestments) and the current Utilities Class B shareholders will not have the option of purchasing additional Class Q shares after the completion of the Reorganization, but instead would be offered Class B Shares of the Combined Fund. In the event that the Reorganization is not approved by shareholders, current Utilities Class B shareholders will retain their interests in Class B shares.

The Reorganization Agreement

The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the form of Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

The Reorganization Agreement provides that (i) Global Utilities will transfer all of its assets, including portfolio securities, cash, cash equivalents and receivables to Utilities on the Closing Date in exchange for the assumption by Utilities of stated liabilities of Global Utilities, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Global Utilities prepared by the Treasurer of Global Utilities as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Utilities Shares; (ii) such Utilities Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Global Utilities would be dissolved and de-registered as an investment company under the 1940 Act; and (iv) the outstanding shares of Global Utilities would be canceled.

The number of Utilities Shares to be delivered to Global Utilities will be determined by dividing the aggregate net asset value of each class of shares of Global Utilities acquired by Utilities by the net asset value per share of the corresponding class of shares of Utilities; these values will be calculated as of the close of business of the New York Stock Exchange on the Valuation Date. As an illustration, assume that on the Valuation Date, Class B shares of Global Utilities had an aggregate net asset value of $100,000. If the net asset value per Class B share of Utilities were $10 per share at the close of business on the Valuation Date, the number of Class B shares of Utilities to be issued would be 10,000 ($100,000 ÷ $10). These 10,000 Class B shares of Utilities would be distributed to the former Class B shareholders of Global Utilities. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

On the Closing Date or as soon as practicable thereafter, Global Utilities will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date the Utilities Shares it receives. Each Shareholder will receive the class of shares of Utilities that corresponds to the class of shares of Global Utilities currently held by that Shareholder. Accordingly, the Utilities Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Utilities will be distributed to holders of Class A, Class B, Class C and Class D shares of Global Utilities, respectively. Utilities will cause its transfer agent to credit and confirm an appropriate number of Utilities Shares to each Shareholder. Certificates for Utilities Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Utilities. Shareholders who wish to receive certificates representing their Utilities Shares must, after receipt of their confirmations, make a written request to Utilities' transfer agent Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311. Shareholders of Global Utilities holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Utilities; however, such Shareholders will not be able to redeem, transfer or exchange the Utilities Shares received until the old certificates have been surrendered.

The Closing Date will be the Valuation Date or the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Global Utilities or Utilities. The Reorganization Agreement may be amended in any mutually agreeable manner.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders, by mutual consent of Global Utilities and Utilities. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by January 31, 2007, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

Under the Reorganization Agreement, within one year after the Closing Date, Global Utilities shall: either pay or make provision for all of its liabilities to former Shareholders of Global Utilities that received Utilities Shares. Global Utilities shall be deregistered as an investment company and dissolved promptly following the distributions of Utilities Shares to Shareholders of record of Global Utilities.

The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Global Utilities (at net asset value on the Valuation Date) and reinvest the proceeds in Utilities Shares at net asset value and without recognition of taxable gain or loss for federal income tax purposes. See ‘‘Tax Aspects of the Reorganization’’ below. If Global Utilities recognizes net gain from the sale of securities prior to the Closing Date, substantially all of such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders on or prior to the Closing Date and will be taxable to Shareholders as capital gain.

Shareholders will continue to be able to redeem their shares of Global Utilities at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Global Utilities thereafter will be treated as requests for redemption of shares of Utilities.

Tax Aspects of the Reorganization

Tax Consequences of the Reorganization to the Shareholders. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’).

As a condition to the Reorganization, Global Utilities and Utilities have requested an opinion of Clifford Chance US LLP to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Global Utilities and Utilities:

1. The transfer of Global Utilities' assets in exchange for the Utilities Shares and the assumption by Utilities of certain stated liabilities of Global Utilities followed by the distribution by Global Utilities of the Utilities Shares to Shareholders in exchange for their Global Utilities shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a ‘‘reorganization’’ within the meaning of Section 368(a)(1)(C) of the Code, and Global Utilities and Utilities will each be a ‘‘party to a reorganization’’ within the meaning of Section 368(b) of the Code;

2.    No gain or loss will be recognized by Utilities upon the receipt of the assets of Global Utilities solely in exchange for the Utilities Shares and the assumption by Utilities of the stated liabilities of Global Utilities;

3.    No gain or loss will be recognized by Global Utilities upon the transfer of the assets of Global Utilities to Utilities in exchange for the Utilities Shares and the assumption by Utilities of the stated liabilities or upon the distribution of Utilities Shares to Shareholders in exchange for their Global Utilities shares;

4.    No gain or loss will be recognized by Shareholders upon the exchange of the shares of Global Utilities for the Utilities Shares;

5.    The aggregate tax basis for the Utilities Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Global Utilities held by each such Shareholder immediately prior to the Reorganization;

6.    The holding period of the Utilities Shares to be received by each Shareholder will include the period during which the shares in Global Utilities surrendered in exchange therefor were held (provided such shares in Global Utilities were held as capital assets on the date of the Reorganization);

7.    The tax basis of the assets of Global Utilities acquired by Utilities will be the same as the tax basis of such assets of Global Utilities immediately prior to the Reorganization; and

8.    The holding period of the assets of Global Utilities in the hands of Utilities will include the period during which those assets were held by Global Utilities.

The advice of counsel is not binding on the Internal Revenue Service (the ‘‘IRS’’) or the courts and neither Global Utilities nor Utilities has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

Shareholders should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganization, Shareholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganization.

Tax Consequences of the Reorganization to Global Utilities and Utilities. Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of Global Utilities. The effect of any such limitations will depend on the existence and amount of Global Utilities capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. In general, a fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

As of its last fiscal year end (February 28, 2005), Global Utilities had approximately $104 million of estimated capital loss carryovers. Additionally, as of February 28, 2005, Global Utilities had approximately $74 million of built-in capital gains.

Under the Code, Global Utilities' capital loss carryovers can be carried forward for eight years from the year in which incurred. The capital loss carryovers generally can be used in each of those eight years to offset any capital gains that are realized by Global Utilities in that year, but only to the extent that such gains exceed the capital losses (if any) that are realized by Global Utilities in that year. In general, following the Reorganization, the Combined Fund's ability to utilize the capital loss carryovers of Global Utilities will be subject to the following limitations:

1.    The Combined Fund can utilize the capital loss carryovers of Global Utilities to offset against capital gains from sales of assets owned by Global Utilities immediately before the Reorganization, but only to the extent that (x) such sales occur within a period ending approximately five years after the Reorganization and (y) the capital gains from such sales do not exceed the built-in capital gains of Global Utilities on the date of the Reorganization; and

2. In addition to being able to utilize the capital loss carryovers of Global Utilities as described in paragraph 1, assuming certain continuity of business requirements are satisfied following the Reorganization, the Combined Fund also will be able to utilize a further amount of the capital loss carryovers of Global Utilities to offset against other capital gains each year. This amount is determined based on certain facts as of the date of the Reorganization. If the Reorganization had occurred on February 28, 2005, then the additional amount of Global Utilities' carryovers that could be utilized each year would have been approximately $12 million per year.

It is uncertain how much of Global Utilities' capital loss carryovers Global Utilities would be able to utilize in future years if the Reorganization did not occur. The amount of capital loss carryovers that Global Utilities could utilize in future years if the Reorganization did not occur would depend on, among other things: whether Global Utilities participated in some other transaction in the future that resulted in limitations being imposed on Global Utilities' utilization of capital loss carryovers; the amount of capital gains that Global Utilities would be able to realize in future years before its capital loss carryovers expired; and the amount of capital losses that Global Utilities would realize in future years. The Reorganization may result in the Combined Fund being unable to utilize capital loss carryovers that could have been used if the transaction did not occur, but it cannot be determined with certainty to what extent this would be the case.

Description of Shares

Utilities Shares will, when issued, be fully paid and non-assessable by Utilities and transferable without restrictions and will have no preemptive rights. Class B shares of Utilities, like Class B shares of Global Utilities, have a conversion feature pursuant to which approximately eight years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the eight-year period is calculated and the treatment of reinvested dividends, see ‘‘Share Class Arrangements’’ in each Fund's Prospectus.

Capitalization Table (unaudited)

The following table sets forth the capitalization of Utilities and Global Utilities as of December 31, 2005 and on a pro forma combined basis as if the Reorganization had occurred on that date:

	Net Assets*	Shares Outstanding	Net Asset Value Per Share*
Class A
Global Utilities	$161,943,190	10,503,594	$15.42
Utilities	$658,909,163	45,857,756	$14.37
Combined Fund (pro forma)	$820,703,046	57,127,289	$14.37
Class B
Global Utilities	$98,557,382	6,280,598	$15.69
Utilities**	$184,065,422	12,742,301	$14.45
Combined Fund (pro forma)	$98,466,515	6,820,580	$14.44
Class C
Global Utilities	$4,804,340	314,069	$15.30
Utilities	$8,744,665	606,156	$14.43
Combined Fund (pro forma)	$13,544,575	939,097	$14.42
Class D
Global Utilities	$1,493,926	96,469	$15.49
Utilities	$4,059,198	282,997	$14.34
Combined Fund (pro forma)	$5,551,747	387,176	$14.34
Class Q
Global Utilities	N/A	N/A	N/A
Utilities	N/A	N/A	N/A
Combined Fund (pro forma)	$184,065,422	12,742,301	$14.45
Total Class A, B, C, D, Q
Global Utilities	$266,798,838	17,194,730	$15.52
Utilities	$855,778,448	59,489,210	$14.39
Combined Fund (pro forma)	$1,122,331,305	78,016,443	$14.39

*	The pro forma net assets and net asset value per share reflect the payment of reorganization expenses of approximately $149,307, $90,867, $4,430 and $1,377 by Class A shares, Class B shares, Class C shares and Class D shares, respectively, of Global Utilities.

**	To ensure that the existing Class B shareholders of Utilities are not adversely affected by the increase in 12b-1 fees, Class B shareholders of Utilities will be moved into Class Q shares of the Combined Fund upon completion of the Reorganization. See "The Reorganization — The Board's Considerations." The creation of Class Q shares will not affect the capitalization of the Combined Fund if the Reorganization takes place.

Appraisal Rights

Shareholders will have no appraisal rights in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives and Policies

The investment objectives of both Global Utilities and Utilities are to seek to provide both capital appreciation and current income.

Global Utilities

Global Utilities will normally invest at least 80% of its assets in securities of companies from around the world that are primarily engaged in the utilities industry. These securities can include common stock and other equity securities (including preferred stock, convertible securities and depositary receipts), as well as investment grade fixed income securities (including zero coupon securities). A company will be considered to be primarily engaged in the utilities industry if it derives at least 50% of its revenues or earnings from the utilities industry or devotes at least 50% of its assets to activities in the industry. The Investment Adviser will shift Global Utilities' assets between different types of utilities, among companies of different countries, and between equity and fixed-income securities, based on prevailing market, economic and financial conditions. Global Utilities will be invested in at least three countries (including the United States). If Global Utilities holds any fixed-income securities, the average weighted maturity of these investments is normally expected to be greater than seven years.

In selecting common stock and other equity securities to buy, hold or sell for Global Utilities, the Investment Adviser considers earnings, cash flow and revenue growth and a variety of valuation measures such as price/earnings, price/cash flow and dividend yield. In addition, the Investment Adviser monitors the quality of management, the prevailing regulatory, political and economic framework and industry trends. For non-U.S. securities, the Investment Adviser considers both country and specific security factors.

Global Utilities may also utilize options, futures and forward foreign currency exchange contracts.

Utilities

Utilities normally invests at least 80% of its assets in common stocks and other equity securities (including depositary receipts) and investment grade fixed-income securities (including asset-backed securities and zero-coupon securities) of companies that are engaged in the utilities industry. A company will be considered to be in the utilities industry if it derives at least 50% of its revenues or earnings from the utilities industry or devotes at least 50% of its assets to activities in that industry. Utilities may also invest up to 25% of its net assets in foreign securities, including common stock and other equity securities (including depositary receipts) and investment grade fixed-income securities. However, this percentage limitation does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

The Investment Adviser will shift Utilities' assets between different types of utilities and between equity and fixed-income securities, based on prevailing market, economic and financial conditions. Utilities does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. However, the Fund's policy to concentrate its assets in the utilities industry is fundamental, and may not be changed without shareholder approval. In selecting common stock and other equity securities to buy, hold or sell for Utilities, the Investment Adviser considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Adviser makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Adviser believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate Utilities' assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus contributing to long-term growth of capital.

The remaining 20% of Utilities' assets may be invested in securities of companies not engaged in the utilities industry. Up to 10% of the Fund's net assets may be invested in convertible securities, a portion of which may be rated below investment grade (commonly known as ‘‘junk bonds’’). The Fund may also utilize forward foreign currency exchange contracts.

The investment policies of both Global Utilities and Utilities are not fundamental and may be changed by their respective Boards; however, Utilities has adopted a fundamental policy to concentrate its assets in the utilities industry. A fundamental policy may not be changed without shareholder approval. Global Utilities has not adopted a fundamental policy to concentrate its assets in the utilities industry, but it historically has done so. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the Funds. For a more complete discussion of each Fund's policies, see ‘‘Principal Investment Strategies’’ and ‘‘Additional Investment Strategy Information’’ in each Fund's Prospectus and ‘‘Description of the Fund and Its Investments and Risks’’ in each Fund's Statement of Additional Information.

Investment Restrictions

The investment restrictions adopted by Global Utilities and Utilities as fundamental policies are substantially similar (except for the differences described below) and are summarized under the caption ‘‘Description of the Fund and Its Investments and Risks — Fund Policies/Investment Restrictions’’ in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act.

The material differences are as follows: Utilities may not (i) invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or of the Investment Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer and such officers and Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding shares of such issuer, and (ii) invest more than 10% of its total assets in ‘‘illiquid securities’’ (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days (although under the 1940 Act, Global Utilities may not invest more than 15% of its assets in ‘‘illiquid securities.’’) Global Utilities may purchase securities of other investment companies in connection with a merger, consolidation or reorganization of assets and to the extent permitted by the 1940 Act. Under the 1940 Act, the

Funds' investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. Utilities may purchase securities of other investment companies only in connection with a merger, consolidation or reorganization of assets. Global Utilities may not purchase or sell commodities or commodities contracts except that it may purchase or sell futures contracts or options thereon; Utilities has no such investment restriction, but does not intend to purchase or sell commodities except that it may purchase or sell futures contracts or options thereon. Utilities may not purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any one issuer. Global Utilities has the same restrictions, but only with respect to 75% of its assets. Utilities may not invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. Government, its agencies or instrumentalities). Global Utilities has the same restriction, but only with respect to 75% of its assets.

ADDITIONAL INFORMATION ABOUT GLOBAL UTILITIES AND UTILITIES

General

For a discussion of the organization and operation of Utilities and Global Utilities, see ‘‘Fund Management,’’ ‘‘Investment Objective’’ and ‘‘Principal Investment Strategies’’ in their respective Prospectuses, and ‘‘Fund History’’ in their respective Statements of Additional Information.

Financial Information

For certain financial information about Utilities and Global Utilities, see ‘‘Financial Highlights’’ in their respective Prospectuses.

Management

For information about the Board of Trustees, Investment Adviser and the Distributor of Utilities and Global Utilities, see ‘‘Fund Management’’ in their respective Prospectuses and ‘‘Management of the Fund’’ in their respective Statements of Additional Information.

Description of Securities and Shareholder Inquiries

For a description of the nature and most significant attributes of shares of Global Utilities and Utilities, and information regarding shareholder inquiries, see ‘‘Capital Stock and Other Securities’’ and ‘‘Management of the Fund — Management Information — Shareholder Communications’’ in their respective Statements of Additional Information.

Dividends, Distributions and Taxes

For a discussion of Utilities' and Global Utilities' policies with respect to dividends, distributions and taxes, see ‘‘Distributions’’ and ‘‘Tax Consequences’’ in their respective Prospectuses as well as the discussion herein under ‘‘Synopsis — Tax Consequences of the Reorganization,’’ ‘‘Synopsis — Comparison of each Fund — Dividends’’ and ‘‘The Reorganization — Tax Aspects of the Reorganization.’’

Purchases, Repurchases and Redemptions

For a discussion of how Utilities' and Global Utilities' shares may be purchased, repurchased and redeemed, see ‘‘How to Buy Shares,’’ ‘‘How to Exchange Shares’’ and ‘‘How to Sell Shares’’ in their respective Prospectuses and the discussion herein under ‘‘Synopsis — Comparison of Global Utilities and Utilities — Purchases, Exchanges and Redemptions.’’

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of Utilities, for the fiscal year ended December 31, 2005, Global Utilities, for the fiscal year ended February 28, 2005, that are [to be incorporated by reference] in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by [  ], independent registered public accounting firm. The financial statements [will be incorporated by reference] in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of Utilities will be passed upon by Clifford Chance US LLP, New York, New York. Such firm will rely on Dechert LLP as to matters of Massachusetts law.

AVAILABLE INFORMATION

Additional information about Global Utilities and Utilities is available, as applicable, in the following documents which are [to be incorporated herein by reference]: (i) Utilities' Prospectus dated April 29, 2005, as supplemented, attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 22 to Utilities' Registration Statement on Form N-1A (File Nos. 33-18983; 811-5415); (ii) Utilities' Annual Report for its fiscal year ended December 31, 2005, accompanying this Proxy Statement and Prospectus; (iii) Global Utilities' Prospectus dated June 30, 2005, as supplemented, which Prospectus forms a part of Post-Effective Amendment No. 13 to Global Utilities' Registration Statement on Form N-1A (File Nos. 333-50907; 811-7119); (iv) Global Utilities' Annual Report for its fiscal year ended February 28, 2005; and (v) Global Utilities' succeeding Semi-Annual Report for the six-months ended August 31, 2005. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

Global Utilities and Utilities are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Global Utilities and Utilities which are of public record can be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

OTHER BUSINESS

Management of Global Utilities knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

By Order of the Board of Trustees
Mary E. Mullin, Secretary

[May 5], 2006

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (‘‘Agreement’’) is made as of this        day of                 , 2006, by and between MORGAN STANLEY UTILITIES FUND, a Massachusetts business trust (‘‘Utilities’’), and MORGAN STANLEY GLOBAL UTILITIES FUND, a Massachusetts business trust (‘‘Global Utilities’’).

This Agreement is intended to be and is adopted as a ‘‘plan of reorganization’’ within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). The reorganization (‘‘Reorganization’’) will consist of the transfer to Utilities of substantially all of the assets of Global Utilities in exchange for the assumption by Utilities of all stated liabilities of Global Utilities and the issuance by Utilities of shares of beneficial interest, par value $0.01 per share (the ‘‘Utilities Shares’’), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Global Utilities in liquidation of Global Utilities as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.    THE REORGANIZATION AND LIQUIDATION OF GLOBAL UTILITIES

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Global Utilities agrees to assign, deliver and otherwise transfer the Global Utilities Assets (as defined in paragraph 1.2) to Utilities and Utilities agrees in exchange therefor to assume all of Global Utilities' stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Global Utilities the number of Utilities Shares, including fractional Utilities Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (‘‘Closing’’).

1.2 (a) The ‘‘Global Utilities Assets’’ shall consist of all property, including without limitation, all cash, cash equivalents, securities and dividend and interest receivables owned by Global Utilities, and any deferred or prepaid expenses shown as an asset on Global Utilities' books on the Valuation Date.

(b) On or prior to the Valuation Date, Global Utilities will provide Utilities with a list of all of Global Utilities' assets to be assigned, delivered and otherwise transferred to Utilities and a list of the stated liabilities to be assumed by Utilities pursuant to this Agreement. Global Utilities reserves the right to sell any of the securities on such list but will not, without the prior approval of Utilities, acquire any additional securities other than securities of the type in which Utilities is permitted to invest and in amounts agreed to in writing by Utilities. Utilities will, within a reasonable time prior to the Valuation Date, furnish Global Utilities with a statement of Utilities' investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Utilities' investment objective, policies and restrictions. In the event that Global Utilities holds any investments that Utilities is not permitted to hold, Global Utilities will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Global Utilities and Utilities, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Utilities with respect to such investments, Global Utilities if requested by Utilities will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.3 Global Utilities will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Utilities will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Global Utilities prepared by the Treasurer of Global Utilities as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

1.4 In order for Global Utilities to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Global Utilities will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of substantially all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

1.5 On the Closing Date or as soon as practicable thereafter, Global Utilities will distribute Utilities Shares received by Global Utilities pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date (‘‘Global Utilities Shareholders’’). Each Global Utilities Shareholder will receive the class of shares of Utilities that corresponds to the class of shares of Global Utilities currently held by that Global Utilities Shareholder. Accordingly, the Utilities Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Utilities will be distributed to holders of Class A, Class B, Class C and Class D shares of Global Utilities, respectively. Such distribution will be accomplished by an instruction, signed by Global Utilities' Secretary, to transfer Utilities Shares then credited to Global Utilities' account on the books of Utilities to open accounts on the books of Utilities in the names of the Global Utilities Shareholders and representing the respective pro rata number of Utilities Shares due such Global Utilities Shareholders. All issued and outstanding shares of Global Utilities simultaneously will be canceled on Global Utilities' books; however, share certificates representing interests in Global Utilities will represent a number of Utilities Shares after the Closing Date as determined in accordance with paragraph 2.3. Utilities will issue certificates representing Utilities Shares in connection with such exchange only upon the written request of a Global Utilities Shareholder.

1.6 Ownership of Utilities Shares will be shown on the books of Utilities' transfer agent. Utilities Shares will be issued in the manner described in Utilities' current Prospectus and Statement of Additional Information.

1.7 Any transfer taxes payable upon issuance of Utilities Shares in a name other than the registered holder of Utilities Shares on Global Utilities' books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Utilities Shares are to be issued and transferred.

1.8 Any reporting responsibility of Global Utilities is and shall remain the responsibility of Global Utilities up to and including the date on which Global Utilities is dissolved and deregistered pursuant to paragraph 1.9.

1.9 Within one year after the Closing Date, Global Utilities shall pay or make provision for the payment of all its liabilities and taxes. If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Global Utilities, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Global Utilities for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Global Utilities shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

1.10 Copies of all books and records maintained on behalf of Global Utilities in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly be delivered after the Closing to officers of Utilities or their designee, and Utilities or its designee shall comply with applicable record retention requirements to which Global Utilities is subject under the 1940 Act.

2.    VALUATION

2.1 The value of the Global Utilities Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Global Utilities of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the ‘‘Valuation Date’’), using the valuation procedures set forth in Utilities' then current Prospectus and Statement of Additional Information.

2.2 The net asset value of a Utilities Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Utilities' then current Prospectus and Statement of Additional Information.

2.3 The number of Utilities Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Global Utilities shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Utilities (determined in accordance with paragraph 2.2).

2.4 All computations of value shall be made by Morgan Stanley Services Company Inc. (‘‘Morgan Stanley Services’’) in accordance with its regular practice in pricing Utilities. Utilities shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.

3.    CLOSING AND CLOSING DATE

3.1 The Closing shall take place on the Valuation Date or on the next business day following the Valuation Date (the ‘‘Closing Date’’). The Closing shall be held as of 9:00 a.m. New York time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. New York time on the Closing Date unless otherwise provided.

3.2 Portfolio securities held by Global Utilities and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the ‘‘Custodian’’), as custodian for Utilities, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Global Utilities to the Custodian for the account of Utilities on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of ‘‘The Bank of New York, Custodian for Morgan Stanley Utilities Fund.’’

3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Utilities and Global Utilities, accurate appraisal of the value of the net assets of Utilities or the Global Utilities Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4 If requested, Global Utilities shall deliver to Utilities or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Global Utilities Shareholders and the number and percentage ownership of outstanding Global Utilities shares owned by each such Global Utilities Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Global Utilities Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Utilities shall issue and deliver to such Secretary a confirmation evidencing delivery of Utilities Shares to be credited on the Closing Date to Global Utilities or provide evidence satisfactory to Global Utilities that such Utilities Shares have been credited to Global Utilities' account on the books of Utilities. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.    COVENANTS OF UTILITIES AND GLOBAL UTILITIES

4.1 Except as otherwise expressly provided herein with respect to Global Utilities, Utilities and Global Utilities each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

4.2 Utilities will prepare and file with the Securities and Exchange Commission (the ‘‘Commission’’) a registration statement on Form N-14 under the Securities Act of 1933, as amended (the ‘‘1933 Act’’), relating to Utilities Shares (‘‘Registration Statement’’). Global Utilities will provide Utilities with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Global Utilities will further provide Utilities with such other information and documents relating to Global Utilities as are reasonably necessary for the preparation of the Registration Statement.

4.3 Global Utilities will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Global Utilities will prepare the notice of meeting, form of proxy and proxy statement (collectively, ‘‘Proxy Materials’’) to be used in connection with such meeting; provided that Utilities will furnish Global Utilities with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Utilities as is reasonably necessary for the preparation of the Proxy Materials.

4.4 Global Utilities will assist Utilities in obtaining such information as Utilities reasonably requests concerning the beneficial ownership of Global Utilities shares.

4.5 Subject to the provisions of this Agreement, Utilities and Global Utilities will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6 Global Utilities shall furnish or cause to be furnished to Utilities within 30 days after the Closing Date a statement of Global Utilities' assets and liabilities as of the Closing Date, which statement shall be certified by Global Utilities' Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Global Utilities shall furnish Utilities, in such form as is reasonably satisfactory to Utilities, a statement certified by Global Utilities' Treasurer of Global Utilities' earnings and profits for federal income tax purposes that will be carried over to Utilities pursuant to Section 381 of the Code.

4.7 As soon after the Closing Date as is reasonably practicable, Global Utilities (a) shall prepare and file all federal and other tax returns and reports of Global Utilities required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

4.8 Utilities agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.	REPRESENTATIONS AND WARRANTIES

5.1 Utilities represents and warrants to Global Utilities as follows:

(a) Utilities is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b) Utilities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c) All of the issued and outstanding shares of Utilities have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Utilities are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Utilities is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d) The current Prospectus and Statement of Additional Information of Utilities conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) Utilities is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Utilities' Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Utilities is a party or by which it is bound;

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Utilities or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Utilities knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the fiscal year ended December 31, 2005, of Utilities audited by [  ], Utilities' independent registered public accounting firm (copies of which will be furnished to Global Utilities), fairly present, in all material respects, Utilities' financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Utilities (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h) All issued and outstanding Utilities Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Utilities' current Statement of Additional Information incorporated by reference in the Statement of Additional Information that forms a part of this Registration Statement. Utilities does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

(i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Utilities, and this Agreement constitutes a valid and binding obligation of Utilities enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Utilities' performance of this Agreement;

(j) Utilities Shares to be issued and delivered to Global Utilities, for the account of the Global Utilities Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Utilities Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Utilities' current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

(k) All material federal and other tax returns and reports of Utilities required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Utilities' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l) For each taxable year since its inception, Utilities has met the requirements of Subchapter M of the Code for qualification and treatment as a ‘‘regulated investment company’’ and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Utilities to continue to meet the requirements of Subchapter M of the Code;

(m) Since December 31, 2005 there has been no change by Utilities in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

(n) The information furnished or to be furnished by Utilities for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Utilities) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2 Global Utilities represents and warrants to Utilities as follows:

(a) Global Utilities is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b) Global Utilities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c) All of the issued and outstanding shares of beneficial interest of Global Utilities have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Global Utilities are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Global Utilities is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d) The current Prospectus and Statement of Additional Information of Global Utilities conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) Global Utilities is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Global Utilities' Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Global Utilities is a party or by which it is bound;

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Global Utilities or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Global Utilities knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Global Utilities for the fiscal year ended February 28, 2005, audited by [  ], Global Utilities' independent registered public accounting firm (copies of which have been or will be furnished to Utilities) fairly present, in all material respects, Global Utilities' financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Global Utilities (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h) Global Utilities has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(i) All issued and outstanding shares of Global Utilities are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Global Utilities' current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. Global Utilities does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Utilities pursuant to paragraph 3.4;

(j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Global Utilities, and subject to the approval of Global Utilities' shareholders, this Agreement constitutes a valid and binding obligation of Global Utilities, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Global Utilities' performance of this Agreement;

(k) All material federal and other tax returns and reports of Global Utilities required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Global Utilities' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l) For each taxable year since its inception, Global Utilities has met all the requirements of Subchapter M of the Code for qualification and treatment as a ‘‘regulated investment company’’ and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Global Utilities to continue to meet the requirements of Subchapter M of the Code;

(m) At the Closing Date, Global Utilities will have good and valid title to the Global Utilities Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Global Utilities which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Utilities will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

(n) On the effective date of the Registration Statement, at the time of the meeting of Global Utilities' shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Utilities Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (‘‘1934 Act’’), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Any other information furnished by Global Utilities for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

(o) Global Utilities will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders substantially all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

(p) Global Utilities has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

(q) Global Utilities is not acquiring Utilities Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF GLOBAL UTILITIES

The obligations of Global Utilities to consummate the transactions provided for herein shall be subject, at its election, to the performance by Utilities of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1 All representations and warranties of Utilities contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2 Utilities shall have delivered to Global Utilities a certificate of its President and Treasurer, in a form reasonably satisfactory to Global Utilities and dated as of the Closing Date, to the effect that the representations and warranties of Utilities made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Global Utilities shall reasonably request;

6.3 Global Utilities shall have received a favorable opinion from Clifford Chance US LLP, counsel to Utilities, dated as of the Closing Date, to the effect that:

(a) Utilities is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Utilities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Utilities and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Global Utilities, is a valid and binding obligation of Utilities enforceable against Utilities in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) Utilities Shares to be issued to Global Utilities Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Utilities' Statement of Additional Information), and no shareholder of Utilities has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Utilities' Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Utilities of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment advisory fees or annual fees pursuant to Utilities' 12b-1 plan of distribution from those described in Utilities' Prospectus dated April 29, 2005, as supplemented, and Statement of Additional Information dated April 29, 2005, as supplemented.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF UTILITIES

The obligations of Utilities to complete the transactions provided for herein shall be subject, at its election, to the performance by Global Utilities of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of Global Utilities contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 Global Utilities shall have delivered to Utilities at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Utilities and dated as of the Closing Date, to the effect that the representations and warranties of Global Utilities made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Utilities shall reasonably request;

7.3 Global Utilities shall have delivered to Utilities a statement of the Global Utilities Assets and its liabilities, together with a list of Global Utilities' portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Global Utilities;

7.4 Utilities shall have received at the Closing a favorable opinion from Clifford Chance US LLP, counsel to Global Utilities, dated as of the Closing Date to the effect that:

(a) Global Utilities is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Global Utilities is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Global Utilities and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Utilities, is a valid and binding obligation of Global Utilities enforceable against Global Utilities in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Global Utilities' Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Global Utilities of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5 On the Closing Date, the Global Utilities Assets shall include no assets that Utilities, by reason of limitations of the Fund's Declaration of Trust or otherwise, may not properly acquire.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF UTILITIES AND GLOBAL UTILITIES

The obligations of Global Utilities and Utilities hereunder are each subject to the further conditions that on or before the Closing Date:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Global Utilities in accordance with the provisions of Global Utilities' Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Utilities;

8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including ‘‘no-action’’ positions of and exemptive orders from such federal and state authorities) deemed necessary by Utilities or Global Utilities to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Utilities or Global Utilities;

8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5 Global Utilities shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Global Utilities Shareholders substantially all of Global Utilities' investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

8.6 The parties shall have received the opinion of the law firm of Clifford Chance US LLP (based on such representations as such law firm shall reasonably request), addressed to Utilities and Global Utilities, which opinion may be relied upon by the shareholders of Global Utilities, substantially to the effect that, for federal income tax purposes:

(a) The transfer of Global Utilities' assets in exchange for Utilities Shares and the assumption by Utilities of certain stated liabilities of Global Utilities followed by the distribution by Global Utilities of Utilities Shares to the Global Utilities Shareholders in exchange for their Global Utilities shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a

‘‘reorganization’’ within the meaning of Section 368(a)(1)(C) of the Code, and Global Utilities and Utilities will each be a ‘‘party to a reorganization’’ within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by Utilities upon the receipt of the assets of Global Utilities solely in exchange for Utilities Shares and the assumption by Utilities of the stated liabilities of Global Utilities;

(c) No gain or loss will be recognized by Global Utilities upon the transfer of the assets of Global Utilities to Utilities in exchange for Utilities Shares and the assumption by Utilities of the stated liabilities or upon the distribution of Utilities Shares to the Global Utilities Shareholders in exchange for their Global Utilities shares;

(d) No gain or loss will be recognized by the Global Utilities Shareholders upon the exchange of the Global Utilities shares for Utilities Shares;

(e) The aggregate tax basis for Utilities Shares received by each Global Utilities Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Global Utilities Shares held by each such Global Utilities Shareholder immediately prior to the Reorganization;

(f) The holding period of Utilities Shares to be received by each Global Utilities Shareholder will include the period during which the Global Utilities Shares surrendered in exchange therefor were held (provided such Global Utilities Shares were held as capital assets on the date of the Reorganization);

(g) The tax basis of the assets of Global Utilities acquired by Utilities will be the same as the tax basis of such assets to Global Utilities immediately prior to the Reorganization; and

(h) The holding period of the assets of Global Utilities in the hands of Utilities will include the period during which those assets were held by Global Utilities.

Notwithstanding anything herein to the contrary, neither Utilities nor Global Utilities may waive the conditions set forth in this paragraph 8.6.

9.    FEES AND EXPENSES

9.1 (a) Utilities shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Global Utilities shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

(b) In the event the transactions contemplated herein are not consummated by reason of Global Utilities being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Global Utilities' obligations specified in this Agreement), Global Utilities' only obligation hereunder shall be to reimburse Utilities for all reasonable out-of-pocket fees and expenses incurred by Utilities in connection with those transactions.

(c) In the event the transactions contemplated herein are not consummated by reason of Utilities being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Utilities' obligations specified in this Agreement), Utilities' only obligation hereunder shall be to reimburse Global Utilities for all reasonable out-of-pocket fees and expenses incurred by Global Utilities in connection with those transactions.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 This Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Global Utilities hereunder shall not survive the dissolution and complete liquidation of Global Utilities in accordance with Section 1.9.

11.	TERMINATION

11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

(a) by the mutual written consent of Global Utilities and Utilities;

(b) by either Utilities or Global Utilities by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before January 31, 2007; or

(c) by either Utilities or Global Utilities, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Global Utilities shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Utilities or Global Utilities, or the trustees or officers of Utilities or Global Utilities, to any other party or its trustees or officers.

(b) Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Utilities or Global Utilities, or the trustees or officers of Utilities or Global Utilities, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.    AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.    MISCELLANEOUS

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 The obligations and liabilities of Utilities hereunder are solely those of Utilities. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Utilities shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Utilities and signed by authorized officers of Utilities acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

13.6 The obligations and liabilities of Global Utilities hereunder are solely those of Global Utilities. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Global Utilities shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Global Utilities and signed by authorized officers of Global Utilities acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MORGAN STANLEY GLOBAL UTILITIES FUND
By:

Name: Ronald E. Robison Title: President and Principal Executive Officer
MORGAN STANLEY UTILITIES FUND
By:

Name: Amy R. Doberman Title: Vice President

MORGAN STANLEY UTILITIES FUND
PART B
STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information relates to the shares of Morgan Stanley Utilities Fund (‘‘Utilities’’) to be issued pursuant to an Agreement and Plan of Reorganization, dated February 6, 2006, between Utilities and Morgan Stanley Global Utilities Fund (‘‘Global Utilities’’) in connection with the acquisition by Utilities of substantially all of the assets, subject to stated liabilities, of Global Utilities. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated [May 5], 2006. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Morgan Stanley Utilities Fund, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 or by calling toll-free (800) 869-NEWS. Please retain this document for future reference.

The date of this Statement of Additional Information is [May 5], 2006.

TABLE OF CONTENTS

Page

INTRODUCTION	B-3
ADDITIONAL INFORMATION ABOUT UTILITIES	B-3
ADDITIONAL INFORMATION ABOUT GLOBAL UTILITIES	B-4
FINANCIAL STATEMENTS	B-6

INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated [May 5], 2006 (the ‘‘Proxy Statement and Prospectus’’). The Proxy Statement and Prospectus has been sent to Global Utilities' shareholders in connection with the solicitation of proxies by the Board of Trustees of Global Utilities to be voted at the Special Meeting of Shareholders of Global Utilities to be held on July 17, 2006. This Statement of Additional Information [will incorporate by reference] the Statement of Additional Information of Utilities dated April 29, 2005 and the Statement of Additional Information of Global Utilities dated June 30, 2005.

ADDITIONAL INFORMATION ABOUT UTILITIES

Fund History

For additional information about Utilities' history, see ‘‘Fund History’’ in Utilities' Statement of Additional Information.

Investment Objectives, Policies and Risks

For additional information about Utilities' investment objectives, policies and risks, see ‘‘Description of the Fund and Its Investments and Risks’’ in Utilities' Statement of Additional Information.

Portfolio Holdings

For additional information about Utilities' policies and procedures with respect to the disclosure of Utilities' portfolio securities to any person, see ‘‘Description of the Fund and Its Investments and Risks’’ in Utilities' Statement of Additional Information.

Management

For additional information about the Board of Trustees, officers and management personnel of Utilities, see ‘‘Management of the Fund’’ and ‘‘Investment Advisory and Other Services’’ in Utilities' Statement of Additional Information.

Investment Advisory and Other Services

For additional information about Utilities' investment advisor, Utilities' independent registered public accounting firm and other services provided to Utilities, see ‘‘Investment Advisory and Other Services’’ in Utilities' Statement of Additional Information.

Codes of Ethics

For additional information about the Codes of Ethics adopted by Utilities, Utilities' investment adviser and Utilities' distributor, see ‘‘Investment Advisory and Other Services — Codes of Ethics’’ in Utilities' Statement of Additional Information.

Proxy Voting Policies

For additional information about the voting of proxies held by Utilities, see ‘‘Investment Advisory and Other Services — Proxy Voting Policy and Proxy Voting Record’’ in Utilities' Statement of Additional Information.

Portfolio Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of Utilities, their compensation structure and their holdings in Utilities, see ‘‘Investment Advisory and Other Services — Fund Management’’ in Utilities' Statement of Additional Information.

Portfolio Transactions and Brokerage

For additional information about brokerage allocation practices, see ‘‘Brokerage Allocation and Other Practices’’ in Utilities' Statement of Additional Information.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of Utilities, see ‘‘Capital Stock and Other Securities’’ in Utilities' Statement of Additional Information.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of Utilities' shares and the determination of net asset value, see ‘‘Purchase, Redemption and Pricing of Shares’’ in Utilities' Statement of Additional Information.

Dividends, Distributions and Tax Status

For additional information about Utilities' policies regarding dividends and distributions and tax matters affecting Utilities and its shareholders, see ‘‘Taxation of the Fund and Shareholders’’ in Utilities' Statement of Additional Information.

Distribution of Shares

For additional information about Utilities' distributor and the distribution agreement between Utilities and its distributor, see ‘‘Investment Advisory and Other Services’’ and ‘‘Underwriters’’ in Utilities' Statement of Additional Information.

Performance Data

For additional information about Utilities' performance, see ‘‘Performance Data’’ in Utilities' Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT GLOBAL UTILITIES

Fund History

For additional information about Global Utilities' history, see ‘‘Fund History’’ in Global Utilities' Statement of Additional Information.

Investment Objectives and Policies

For additional information about Global Utilities' investment objectives and policies, see ‘‘Description of the Fund and Its Investments and Risks’’ in Global Utilities' Statement of Additional Information.

Portfolio Holdings

For additional information about Global Utilities' policies and procedures with respect to the disclosure of Global Utilities' portfolio securities to any person, see ‘‘Description of the Fund and Its Investments and Risks — Disclosure of Portfolio Holdings’’ in Global Utilities' Statement of Additional Information.

Management

For additional information about the Board of Trustees, officers and management personnel of Global Utilities, see ‘‘Management of the Fund’’ and ‘‘Investment Advisory and Other Services’’ in Global Utilities' Statement of Additional Information.

Investment Advisory and Other Services

For additional information about Global Utilities' investment adviser, independent registered public accounting firm and other services provided to Global Utilities, see ‘‘Investment Advisory and Other Services’’ in Global Utilities' Statement of Additional Information.

Codes of Ethics

For additional information about the Codes of Ethics adopted by Global Utilities, Global Utilities' investment adviser and Global Utilities' distributor, see ‘‘Investment Advisory and Other Services — Codes of Ethics’’ in Global Utilities' Statement of Additional Information.

Proxy Voting Policies

For additional information about the voting of proxies held by Global Utilities, see ‘‘Investment Advisory and Other Services — Proxy Voting Policy and Proxy Voting Record’’ in Global Utilities' Statement of Additional Information.

Portfolio Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of Global Utilities, their compensation structure and their holdings in Global Utilities, see ‘‘Investment Advisory and Other Services — Fund Management’’ in Global Utilities' Statement of Additional Information.

Portfolio Transactions and Brokerage

For additional information about brokerage allocation practices, see ‘‘Brokerage Allocation and Other Practices’’ in Global Utilities' Statement of Additional Information.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of Global Utilities, see ‘‘Capital Stock and Other Securities’’ in Global Utilities' Statement of Additional Information.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of Global Utilities' shares and the determination of net asset value, see ‘‘Purchase, Redemption and Pricing of Shares’’ in Global Utilities' Statement of Additional Information.

Dividends, Distributions and Tax Status

For additional information about Global Utilities' policies regarding dividends and distributions and tax matters affecting Global Utilities and its shareholders, see ‘‘Taxation of the Fund and Shareholders’’ in Global Utilities' Statement of Additional Information.

Distribution of Shares

For additional information about Global Utilities' distributor and the distribution agreement between Global Utilities and its distributor, see ‘‘Investment Advisory and Other Services’’ and ‘‘Underwriters’’ in Global Utilities' Statement of Additional Information.

Performance Data

For additional information about Global Utilities' performance, see ‘‘Performance Data’’ in Global Utilities' Statement of Additional Information.

FINANCIAL STATEMENTS

Utilities' most recent audited financial statements are set forth in Utilities' Annual Report for the fiscal year ended December 31, 2005. A copy of the Annual Report accompanies, and [will be incorporated by reference] in, the Proxy Statement and Prospectus. Global Utilities' most recent audited financial statements are set forth in Global Utilities' Annual Report for the fiscal year ended February 28, 2005 and the succeeding Semi-Annual Report for the six months ended August 31, 2005 (unaudited), which [will be incorporated by reference] in the Proxy Statement and Prospectus.

Shown below are Financial Statements for both Global Utilities and Utilities and Pro Forma Financial Statements for the Combined Fund at December 31, 2005, as though the reorganization occurred as of that date. The first table presents Portfolio of Investments (unaudited) for both Global Utilities and Utilities and pro forma figures for the Combined Fund. The second table presents Statements of Assets and Liabilities (unaudited) for both Global Utilities and Utilities and pro forma figures for the Combined Fund. The third table presents Statements of Operations (unaudited) for both Global Utilities and Utilities and pro forma figures for the Combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

Morgan Stanley Utilities Fund

Pro Forma Portfolio of Investments as of December 31, 2005

(unaudited)

	Morgan Stanley Utilities Fund		Morgan Stanley Global Utilities Fund		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
COMMON STOCKS (98.2%)
Electric Utilities (59.1%)
AES Corp. (The)*	1,070,000	$16,938,100	394,900	$6,251,267	1,464,900	$23,189,367
Allegheny Energy, Inc.*	360,000	11,394,000	—	—	360,000	11,394,000
Ameren Corp.*	360,000	18,446,400	165,300	8,469,972	525,300	26,916,372
American Electric Power Co., Inc.	530,000	19,657,700	—	—	530,000	19,657,700
Cinergy Corp.	—	—	160,000	6,793,600	160,000	6,793,600
CMS Energy Corp.*	475,000	6,892,250	140,000	2,031,400	615,000	8,923,650
Consolidated Edison, Inc.	295,000	13,667,350	161,700	7,491,561	456,700	21,158,911
Constellation Energy Group, Inc.	455,000	26,208,000	139,900	8,058,240	594,900	34,266,240
Dominion Resources, Inc.	370,000	28,564,000	116,700	9,009,240	486,700	37,573,240
DPL, Inc.	359,000	9,337,590	125,000	3,251,250	484,000	12,588,840
Duke Energy Corp.	620,724	17,038,874	—	—	620,724	17,038,874
Edison International	685,000	29,872,850	—	—	685,000	29,872,850
Energy East Corp.	—	—	120,400	2,745,120	120,400	2,745,120
Entergy Corp.	365,000	25,057,250	120,700	8,286,055	485,700	33,343,305
Exelon Corp.	525,000	27,898,500	175,200	9,310,128	700,200	37,208,628
FirstEnergy Corp.	410,000	20,085,900	104,600	5,124,354	514,600	25,210,254
FPL Group, Inc.	685,000	28,468,600	245,400	10,198,824	930,400	38,667,424
Iberdrola S.A. (Spain)	—	—	260,000	7,104,424	260,000	7,104,424
NRG Energy, Inc.*	470,000	22,146,400	150,000	7,068,000	620,000	29,214,400
NSTAR	645,000	18,511,500	—	—	645,000	18,511,500
PG&E Corp.	585,000	21,715,200	165,000	6,124,800	750,000	27,840,000
Pinnacle West Capital Corp.	300,000	12,405,000	—	—	300,000	12,405,000
PNM Resources Inc.	463,000	11,338,870	—	—	463,000	11,338,870
PPL Corp.	925,000	27,195,000	320,000	9,408,000	1,245,000	36,603,000
Reliant Energy, Inc.*	435,000	4,489,200	—	—	435,000	4,489,200
SCANA Corp.	600,000	23,628,000	220,300	8,675,414	820,300	32,303,414
Southern Co. (The)	535,000	18,473,550	233,900	8,076,567	768,900	26,550,117
TECO Energy, Inc.	355,000	6,098,900	105,000	1,803,900	460,000	7,902,800
TXU Corp.	540,000	27,102,600	200,000	10,038,000	740,000	37,140,600
Wisconsin Energy Corp.	490,000	19,139,400	155,800	6,085,548	645,800	25,224,948
		511,770,984		151,405,664		663,176,648
Energy (21.9%)
AGL Resources, Inc.	590,000	20,537,900	235,100	8,183,831	825,100	28,721,731
Burlington Resources, Inc.	135,000	11,637,000	—	—	135,000	11,637,000
Equitable Resources, Inc.	530,000	19,445,700	235,200	8,629,488	765,200	28,075,188
KeySpan Corp.	245,200	8,751,188	105,300	3,758,157	350,500	12,509,345
Kinder Morgan, Inc.	195,000	17,930,250	78,000	7,172,100	273,000	25,102,350
MDU Resources Group, Inc.	595,000	19,480,300	—	—	595,000	19,480,300
New Jersey Resources Corp.	375,700	15,738,073	—	—	375,700	15,738,073
Peabody Energy Corp.	180,000	14,835,600	—	—	180,000	14,835,600

See Notes to Pro Forma Financial Statements.

Morgan Stanley Utilities Fund

Pro Forma Portfolio of Investments as of December 31, 2005

(unaudited)

	Morgan Stanley Utilities Fund		Morgan Stanley Global Utilities Fund		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Questar Corp.	300,000	$22,710,000	115,100	$8,713,070	415,100	$31,423,070
Southern Union Co.	—	—	90,000	2,126,700	90,000	2,126,700
UGI Corp.	—	—	150,800	3,106,480	150,800	3,106,480
Sempra Energy	556,511	24,953,953	155,000	6,950,200	711,511	31,904,153
Southwestern Energy Co.	—	—	90,000	3,234,600	90,000	3,234,600
Williams Companies, Inc. (The)	765,000	17,725,050	—	—	765,000	17,725,050
		193,745,014		51,874,626		245,619,640
Telecommunications (17.2%)
American Tower Corp. (Class A)	—	—	300,360	8,139,756	300,360	8,139,756
ALLTEL Corp.	290,900	18,355,790	100,073	6,314,606	390,973	24,670,396
AT&T Inc.	579,972	14,203,514	145,900	3,573,091	725,872	17,776,605
BCE Inc. (Canada)	—	—	215,000	5,149,250	215,000	5,149,250
BellSouth Corp.	525,000	14,227,500	85,400	2,314,340	610,400	16,541,840
CenturyTel, Inc.	215,250	7,137,690	—	—	215,250	7,137,690
Crown Castle International Corp.*	620,000	16,684,200	—	—	620,000	16,684,200
Nextel Partners, Inc. (Class A)	—	—	120,100	3,355,594	120,100	3,355,594
Sprint Nextel Corp.	1,115,070	26,048,035	210,000	4,905,600	1,325,070	30,953,635
Telefonica de Espana S.A. (ADR) (Spain)	221,586	9,975,802	—	—	221,586	9,975,802
Telefonica S.A. (Spain)	—	—	389,136	5,853,000	389,136	5,853,000
Telefonos de Mexico S.A. (Series L) (ADR) (Mexico)	545,000	13,450,600	—	—	545,000	13,450,600
Telus Corp. (Non-Voting) (Canada)	—	—	353,000	14,154,575	353,000	14,154,575
Verizon Communications Inc.	300,160	9,040,819	100,200	3,018,024	400,360	12,058,843
Vodafone Group PLC (ADR) (United Kingdom)	225,000	4,830,750	115,100	2,471,197	340,100	7,301,947
		133,954,700		59,249,033		193,203,733
Total Common Stocks (Cost $445,468,080, $190,546,412 and $636,014,492, respectively)		$839,470,698		$262,529,323		$1,102,000,021

See Notes to Pro Forma Financial Statements.

Morgan Stanley Utilities Fund

Pro Forma Portfolio of Investments as of December 31, 2005

(unaudited)

	Morgan Stanley Utilities Fund				Morgan Stanley Global Utilities Fund		Combined
	Principal Amount In Thousands	Coupon Rate	Maturity Date	Value	Principal Amount In Thousands	Value	Principal Amount In Thousands	Value
CORPORATE BONDS (1.0%)
Electric Utilities (0.6%)
Appalachian Power Co. (Series G)	$185	3.60%	05/15/03	$179,323	—	$—	$185	$179,323
Carolina Power & Light Co.	285	5.13	09/15/13	284,691	—	—	285	284,691
Cisco Power LLC	585	5.38	05/01/13	581,460	—	—	585	581,460
Commonwealth Edison Co. (Series 98)	655	6.15	03/15/12	683,274	—	—	655	683,274
Duquesne Light Co. (Series O)	425	6.70	04/15/12	461,785	—	—	425	461,785
Entergy Gulf States, Inc.	115	3.60	06/01/08	110,649	—	—	115	110,649
Entergy Gulf States, Inc.	145	4.81	12/01/09	141,603	—	—	145	141,603
Exelon Corp.	465	6.75	05/01/11	495,602	—	—	465	495,602
FirstEnergy Corp. (Series B)	300	6.45	11/15/11	318,387	—	—	300	318,387
Indianapolis Power & Light Co. – 144A**	200	6.30	07/01/13	210,702	—	—	200	210,702
Jersey Central Power & Light Co. (Series MTN)	785	6.45	05/15/06	789,803	—	—	785	789,803
Pacific Gas & Electric Co.	245	6.05	03/01/34	254,435	—	—	245	254,435
Pinnacle West Capital Corp.	595	6.40	04/01/06	597,639	—	—	595	597,639
Public Service Co. of New Mexico (Series B)	650	7.50	08/01/18	742,927	—	—	650	742,927
Public Service Electric & Gas Co. (Series MTNB)	460	5.00	01/01/13	455,432	—	—	460	455,432
Texas-New Mexico Power Co.	355	6.25	01/15/09	364,600	—	—	355	364,600
TXU Energy Co.	200	7.00	03/15/13	213,435	—	—	200	213,435
				6,885,747		—		6,885,747
Energy (0.0%)
Panhandle Eastern Pipe Line Co.	150	4.80	08/15/08	148,394	—	—	150	148,394
Panhandle Eastern Pipe Line Co. (Series B)	110	2.75	03/15/07	106,993	—	—	110	106,993
Sempra Energy	85	4.62	05/17/07	84,425	—	—	85	84,425
				339,812		—		339,812
Telecommunications (0.4%)
AT&T Corp.	124	9.05	11/15/11	137,408	—	—	124	137,408
France Telecom S.A. (France)	735	8.50	03/01/31	983,664	—	—	735	983,664
GTE Corp.	605	6.94	04/15/28	649,356	—	—	605	649,356
SBC Communications, Inc.	690	6.15	09/15/34	695,413	—	—	690	695,413
SBC Communications, Inc.	140	6.45	06/15/34	146,164	—	—	140	146,164
Sprint Capital Corp.	420	8.375	03/15/12	487,365	—	—	420	487,365
Sprint Capital Corp.	300	8.75	03/15/32	399,330	—	—	300	399,330
Vodafone Airtouch PLC (United Kingdom)	390	7.75	02/15/10	427,532	—	—	390	427,532
				3,926,232		—		3,926,232
Total Corporate Bonds
(Cost $10,741,371, $0 and $10,741,371, respectively)				11,151,791		—		11,151,791

See Notes to Pro Forma Financial Statements.

Morgan Stanley Utilities Fund
Pro Forma Portfolio of Investments as of December 31, 2005
(unaudited)

	Morgan Stanley Utilities Fund				Morgan Stanley Global Utilities Fund		Combined
	Principal Amount In Thousands	Coupon Rate	Maturity Date	Value	Principal Amount In Thousands	Value	Principal Amount In Thousands	Value
SHORT-TERM INVESTMENTS (0.4%)
Repurchase Agreements
Joint repurchase agreement account (proceeds $2,160,020, 42,434,149, and $4,594,169, respectively) (a) (Cost $2,159,000, $2,433,000 and $4,592,000, respectively)	$2,159	4.25%	01/03/06	$2,159,000	$2,433	$2,433,000	$4,592	$4,592,000
Total Investments
(Cost $458,368,451,$192,979,412, and$651,347,863,respectively)(b)		99.6%		852,781,489		264,962,323		1,117,743,812
Other Assets and Liabilities		0.4		2,996,959		1,836,515		4,833,474
Net Assets		100.0%		$855,778,448		$266,798,838		$1,122,577,286

ADR	American Depositary Receipt.

*	Non-income producing security.

**	Resale is restricted to qualified institutional investors.

†	Floating rate security; rate shown is the rate in effect at December 31, 2005.

(a)	Collateralized by federal agency and U.S. Treasury obligations.

(b)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Morgan Stanley Utilities Fund	$395,862,947	$1,449,909	$394,413,038
Morgan Stanley Global Utilities Fund	78,904,544	6,921,633	71,982,911
Combined	$474,767,491	$8,371,542	$466,395,949

See Notes to Pro Forma Financial Statements.

Morgan Stanley Utilities Fund

Pro-Forma Financial Statements
Statement of Assets and Liabilities
December 31, 2005 (unaudited)

	Morgan Stanley Utilities Fund	Morgan Stanley Global Utilities	Pro-Forma Adjustments		Combined
ASSETS:
Investments in securities, at value (cost $458,368,451 $192,979,412 and $651,347,863, respectively )	$852,781,489	$264,962,323	—		$1,117,743,812
Cash	—	257	—		257
Receivable for:
Investments sold	3,044,077	2,122,350	—		5,166,427
Shares of beneficial interest sold	2,156,082	1,317,235	—		3,473,317
Dividends	1,881,289	675,930	—		2,557,219
Interest	190,712	574	—		191,286
Foreign withholding taxes reclaimed	46,768	16,483	—		63,251
Receivable from affiliate	132,543	—	—		132,543
Prepaid expenses and other assets	59,170	46,649	—		105,819
TOTAL ASSETS	860,292,130	269,141,801	—		$1,129,433,931
LIABILITIES:
Payable for:
Investments purchased	835,271	441,766	—		1,277,037
Shares of beneficial interest redeemed	2,746,341	1,557,193	—		4,303,534
Investment advisory fee	391,103	131,059	—		522,162
Distribution fee	310,970	124,692	—		435,662
Administrative fee	59,343	18,394	—		77,737
Transfer agent fee	20,682	14,410	—		35,092
Accrued expenses and other payables	149,972	55,449	245,981	(1)	451,402
TOTAL LIABILITIES	4,513,682	2,342,963	245,981		7,102,626
NET ASSETS	$855,778,448	$266,798,838	$(245,981)		$1,122,331,305
COMPOSITION OF NET ASSETS:
Paid-in-capital	$439,575,302	$268,522,078	—		$708,097,380
Net unrealized appreciation	394,413,038	71,982,829	—		466,395,867
Accumulated undistributed net investment income	2,709,652	3,516,825	$(245,981)	(1)	5,980,496
Accumulated net realized gain (loss)	19,080,456	(77,222,894)	—		(58,142,438)
NET ASSETS	$855,778,448	$266,798,838	$(245,981)		$1,122,331,305
CLASS A SHARES:
Net Assets	$658,909,163	$161,943,190	$(149,307)	(1)	$820,703,046
Shares Outstanding (unlimited authorized, $.01 par value)	45,857,756	10,503,594	765,939	(2)	57,127,289
NET ASSET VALUE PER SHARE	$14.37	$15.42			$14.37
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$15.17	$16.27			$15.17
CLASS B SHARES:
Net Assets	$184,065,422	$98,557,382	$(90,867)	(1)
			($184,065,422	)(3)	$98,466,515
Shares Outstanding (unlimited authorized, $.01 par value)	12,742,301	6,280,598	539,982	(2)
			(12,742,301	)(3)	6,820,580
NET ASSET VALUE PER SHARE	$14.45	$15.69			$14.44
CLASS C SHARES:
Net Assets	$8,744,665	$4,804,340	$(4,430)	(1)	$13,544,575
Shares Outstanding (unlimited authorized, $.01 par value)	606,156	314,069	18,872	(2)	939,097
NET ASSET VALUE PER SHARE	$14.43	$15.30			$14.42
CLASS D SHARES:
Net Assets	$4,059,198	$1,493,926	$(1,377)	(1)	$5,551,747
Shares Outstanding (unlimited authorized, $.01 par value)	282,997	96,469	7,710	(2)	387,176
NET ASSET VALUE PER SHARE	$14.34	$15.49			$14.34

	Morgan Stanley Utilities Fund	Morgan Stanley Global Utilities	Pro-Forma Adjustments		Combined
CLASS Q SHARES:
Net Assets	N/A	N/A	$184,065,422	(3)	$184,065,422
Shares Outstanding (unlimited authorized, $.01 par value)	N/A	N/A	12,742,301	(3)	12,742,381
NET ASSET VALUE PER SHARE	N/A	N/A			$14.40

(1)	Represents a non-recurring cost in connection with the Reorganization which will be borne by Morgan Stanley Global Utilities Fund.

(2)	Represents the difference between total additional shares to be issued (see Note 2) and current Morgan Stanley Global Utilities Fund shares outstanding.

(3)	To ensure that the existing Class B shareholders of Utilities are not adversely affected by the increase in 12b-1 fees. Class B shareholders of Utilities will be moved into Class Q shares of the Combined Fund upon completion of the Reorganization.

See Notes to Pro Forma Financial Statements

Morgan Stanley Utilities Fund

Pro-Forma Financial Statements
Statement of Operations
For the Twelve Months Ended December 31, 2005 (unaudited)

	Morgan Stanley Utilities Fund	Morgan Stanley Global Utilities	Pro-Forma Adjustments		Combined
NET INVESTMENT INCOME:
INCOME
Dividends (net of foreign withholding tax of $0, $140,438 and $140,438, respectively)	$27,422,688	$8,522,257	—		$35,944,945
Interest	1,287,689	127,277	—		1,414,966
TOTAL INCOME	28,710,377	8,649,534	—		37,359,911
EXPENSES
Investment advisory fee	4,759,242	1,634,464	(334,990	)(1)	6,058,716
Distribution fee (Class A shares)	1,206,749	291,792	—		1,498,541
Distribution fee (Class B shares)	664,628	1,621,393	—		2,286,021
Distribution fee (Class C shares)	85,316	58,267	—		143,583
Transfer agent fees and expenses	1,156,131	485,152	—		1,641,283
Administrative fee	724,978	229,399	—		954,377
Shareholder reports and notices	128,015	49,311	(19,724	)(2)	157,602
Registration fees	58,549	49,130	(19,652	)(2)	88,027
Professional fees	81,479	105,063	(105,063	)(2)	81,479
Custodian fees	47,874	24,330	—		72,204
Trustees' fees and expenses	18,582	3,732	—		22,314
Other	51,131	26,981	(610	)(2)	77,502
TOTAL EXPENSES	8,982,674	4,579,014	(480,039)		13,081,649
NET INVESTMENT INCOME	19,727,703	4,070,520	480,039		24,278,262
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments	126,964,193	31,028,012	—		157,992,205
Foreign exchange transactions	—	(34,103)	—		(34,103)
NET REALIZED GAIN	126,964,193	30,993,909	—		157,958,102
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments	(17,792,412)	3,803,567	—		(13,988,845)
Translation of other assets and liabilities denominated in foreign currencies	—	(12,695)	—		(12,695)

NET APPRECIATION/DEPRECIATION	(17,792,412)	3,790,872	—		(14,001,540)
NET GAIN	109,171,781	34,784,781	—		143,956,562
Net Increase	$128,899,484	$38,855,301	$480,039		$168,234,824

(1)	Reflects adjustment to investment management fees based on Morgan Stanley Utilities Fund's fee schedule.

(2)	Reflects elimination of duplicate services or fees.

See Notes to Pro Forma Financial Statements

Morgan Stanley Utilities Fund

Notes to Pro Forma Financial Statements
(unaudited)

1.    Basis of Combination — The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at December 31, 2005 and the related Statement of Operations ("Pro Forma Statements") for the twelve months ended December 31, 2005, reflect the accounts of Morgan Stanley Utilities Fund ("Utilities") and Morgan Stanley Global Utilities Fund ("Global Utilities").

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Global Utilities in exchange for shares in Utilities. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2.    Shares of Beneficial Interest — The pro forma net asset value per share assumes the issuance of additional shares of Utilities which would have been issued on December 31, 2005 in connection with the proposed reorganization. Shareholders of Global Utilities would become shareholders of Utilities receiving shares of the corresponding class of Utilities equal to the value of their holdings in Global Utilities. The amount of additional shares assumed to be issued was calculated based on the December 31, 2005 net assets of Global Utilities and the net asset value per share of Utilities as follows:

	Class A	Class B	Class C	Class D
Global Utilities pre-merger shares	10,503,594	6,280,598	314,069	96,469
Global Utilities net assets	$161,943,190	$98,557,382	$4,804,340	$1,493,926

Net asset value per share — Utilities	$14.37	$14.45	$14.43	$14.34

Utilities merger shares issued	11,269,533	6,820,580	332,941	104,179

Difference between total additional
shares to be issued and pre-merger
Global Utilities shares outstanding	765,939	539,982	18,872	7,710

3.    Pro Forma Operations — The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Utilities at the combined level of average net assets for the twelve months ended December 31, 2005. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

MORGAN STANLEY UTILITIES FUND

PART C
OTHER INFORMATION

Item 15.   Indemnification

The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 25 of Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, dated April 27, 2005, which was filed electronically pursuant to Regulation S-T on April 27, 2005 as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-5415 and 33-18983).

Item 16.   Exhibits

(1)	Declaration of Trust of the Registrant, dated December 8, 1987, is incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on February 22, 1996; Amendment to the Declaration of Trust of the Registrant, dated January 13, 1988, is incorporated by reference to Exhibit 1(b) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on February 22, 1996; Instrument Establishing and Designating Additional Classes is incorporated by reference to Exhibit 1 of Post-Effective Amendment No.11 to the Registration Statement on Form N-1A, filed on July 16, 1997; Amendment to the Declaration of Trust of the Registrant, dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 26, 1999; Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1(e) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on February 27, 2002.

(2)	Amended and Restated By-Laws of the Registrant, dated April 24, 2003, is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on March 18, 2004.

(3)	Not Applicable.

(4)	Copy of Agreement and Plan of Reorganization between the Registrant and Morgan Stanley Global Utilities Fund (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5)	Not Applicable.

(6)	Amended and Restated Investment Advisory Agreement, dated November 1, 2004, is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on February 23, 2005.

(7)	(a)	Amended and Restated Distribution Agreement between the Registrant and Morgan Stanley Distributors Inc., dated June 22, 1998, is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 26, 1999.

(b)	Selected Dealers Agreement between the Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc. is incorporated by reference to Exhibit 6(b) of Post-Effective No. 7 to the Registration Statement on Form N-1A, filed on February 24, 1994.

(c)	Omnibus Selected Dealer Agreement between the Registrant and Morgan Stanley Distributors Inc. is incorporated by reference to Exhibit 5(b) of Post-Effective No. 13 to the Registration Statement on Form N-1A filed on February 26, 1999.

(8)	Amended and Restated Retirement Plan is incorporated by reference to Exhibit 6 of Post-Effective No. 14 to the Registration Statement on Form N-1A, filed on April 29, 1999.

(9)	(a)	Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on February 22, 1996; Amendment to the Custody Agreement between The Bank of New York and the Registrant, dated April 17, 1996, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on March 24, 1997; Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, is incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on February 27, 2002.

(b)	Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, is incorporated by reference to Exhibit 7(d) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on February 27, 2002.

(10)	(a)	Amended and Restated Plan of Distribution, pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., dated May 1, 2004, is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on February 23, 2005.

(b)	Amended Multi-Class Plan pursuant to Rule 18f-3, dated October 28, 2004, is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on February 23, 2005.

(11)	(a) Opinion and consent of Clifford Chance US LLP, to be filed by amendment.

(b)	Opinion and consent of Dechert LLP, to be filed by amendment.

(12)	Opinion and consent of Clifford Chance US LLP regarding tax matters, to be filed by amendment.

(13)	(a)	Amended and Restated Transfer Agency and Service Agreement, dated November 1, 2004, between the Registrant and Morgan Stanley Trust, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on February 23, 2005.

(b)	Administration Agreement, dated November 1, 2004, between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on February 23, 2005.

(14)	Consent of Independent Registered Public Accounting Firm, to be filed by amendment.

(15)	Not Applicable.

(16)	Powers of Attorney of Trustees, dated February 6, 2006, is incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of Morgan Stanley European Equity Fund Inc., filed on February 28, 2006.

(17)	Form of Proxy, filed herein.

Item 17.   Undertakings

1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on this 10th day of March, 2006.

MORGAN STANLEY UTILITIES FUND
By:	/s/ Ronald E. Robison
Ronald E. Robison President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

1. Principal Executive Officer
/s/ Ronald E. Robison Ronald E. Robison	President and Principal Executive Officer	March 10, 2006
2. Principal Financial Officer
/s/ Francis J. Smith Francis J. Smith	Chief Financial Officer	March 10, 2006
3. Majority of the Trustees
INDEPENDENT TRUSTEES
Michael Bozic Edwin J. Garn Wayne E. Hedien Manuel H. Johnson	Joseph J. Kearns Michael E. Nugent Fergus Reid
By: /s/ Carl Frischling		March 10, 2006
Carl Frischling Attorney-in-Fact for the Independent Trustees
MANAGEMENT TRUSTEES
Charles A. Fiumefreddo (Chairman) James F. Higgins
By: /s/ Barry Fink		March 10, 2006
Barry Fink Attorney-in-Fact for the Management Trustees

EXHIBIT INDEX

Exhibit (17)	Form of Proxy.